                                                                   EXHIBIT 10.15


                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                         dated as of November 30, 2000

                                     among

                           Vintage Petroleum, Inc.,
                               as the Borrower,

                                      and

                   CERTAIN COMMERCIAL LENDING INSTITUTIONS,
                                as the Lenders,

                               BANK OF MONTREAL,
               acting through certain U.S. branches or agencies,
                           as administrative agent,

                            BANK OF AMERICA, N.A.,
                             as syndication agent,

                      SOCIETE GENERALE, SOUTHWEST AGENCY,
                            as documentation agent,

                                      and

                             ABN AMRO BANK, N.V.,
                              as managing agent.


                               Bank of Montreal
                                  as Arranger

                               TABLE OF CONTENTS
                               -----------------

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
I    DEFINITIONS AND ACCOUNTING TERMS.....................................................    2
     1.1.      Defined Terms..............................................................    2
     1.2.      Use of Defined Terms.......................................................   17
     1.3.      Cross-References...........................................................   17
     1.4.      Accounting and Financial Determinations....................................   17

II   COMMITMENTS, BORROWING PROCEDURES AND NOTES..........................................   17
     2.1.      Commitments................................................................   17
     2.1.1.    Revolving Loan Commitment..................................................   17
     2.1.2.    [Reserved.]................................................................   18
     2.1.3.    Commitment to Issue Revolving Loan Letters of Credit.......................   18
     2.1.4.    [Reserved.]................................................................   18
     2.1.5.    Lenders Not Permitted or Required To Make Loans or Issue or
               Participate in Revolving Letters of Credit Under Certain Circumstances.....    8
     2.1.6.    Procedures with respect to the Maximum Commitment Amount...................   18
     2.2.      Termination and Reduction of Commitment Amount.............................   20
     2.2.1.    Optional...................................................................   20
     2.2.2.    Mandatory as to Revolving Loans............................................   20
     2.2.3.    [Reserved.]................................................................   21
     2.2.4.    [Reserved.]................................................................   21
     2.3.      Borrowing Procedure........................................................   21
     2.4.      Continuation and Conversion Elections......................................   21
     2.5.      Funding....................................................................   21
     2.6.      Notes......................................................................   22
     2.7.      Determination of the Borrowing Base........................................   22
     2.7.1.    Annual Scheduled Determinations of the Borrowing Base......................   22
     2.7.2.    Semi-Annual Scheduled Determination of the Borrowing Base..................   23
     2.7.3.    Discretionary Determination of the Borrowing Base..........................   23
     2.7.4.    Reduction of the Borrowing Base Upon Sales of Oil and Gas Properties.......   23
     2.8.      Letters of Credit..........................................................   23
     2.8.1.    Issuance Requests..........................................................   23
     2.8.2.    Issuances..................................................................   24
     2.8.3.    Aggregate Amount Available Under Revolving Loan Letters of Credit..........   24
     2.8.4.    Other Lenders' Participation...............................................   24

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     2.8.5.    Disbursements.................................................   25
     2.8.6.    Reimbursement.................................................   25
     2.8.7.    Deemed Disbursements..........................................   26
     2.8.8.    Nature of Reimbursement Obligations...........................   26
     2.8.9.    Increased Costs; Indemnity....................................   27
     2.8.10.   Letter of Credit Collateral Account...........................   28

III  REPAYMENTS, PREPAYMENTS, INTEREST AND FEES..............................   28
     3.1.      Repayments and Prepayments....................................   28
     3.1.1.    Repayments....................................................   28
     3.1.2.    Mandatory Prepayments on Loans................................   28
     3.1.3.    Repayment Upon Acceleration...................................   29
     3.1.4.    Voluntary Repayments..........................................   29
     3.2.      Interest Provisions...........................................   30
     3.2.1.    Rates.........................................................   30
     3.2.2.    Post-Maturity Rates...........................................   31
     3.2.3.    Payment Dates.................................................   31
     3.3.      Fees..........................................................   31
     3.3.1.    Commitment Fee................................................   31
     3.3.2.    Agent's and Amendment Fee.....................................   32
     3.3.3.    Letter of Credit Face Amount Fee..............................   32

IV   CERTAIN LIBO RATE AND OTHER PROVISIONS..................................   32
     4.1.      If LIBO Rate Lending Unlawful.................................   32
     4.2.      If Deposits Unavailable.......................................   32
     4.3.      Increased LIBO Rate Loan Costs, etc...........................   32
     4.4.      Funding Losses................................................   33
     4.5.      Increased Capital Costs.......................................   33
     4.6.      Taxes.........................................................   34
     4.7.      Payments, Computations, etc...................................   34
     4.8.      Sharing of Payments...........................................   35
     4.9.      Setoff........................................................   35
     4.10.     Use of Proceeds...............................................   35

V    CONDITIONS TO BORROWING ................................................   36
     5.1.      Initial Borrowing.............................................   36
     5.1.1.    Resolutions, etc..............................................   36
     5.1.2.    Delivery of Notes.............................................   36

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     5.1.3.    [Reserved].................................................   36
     5.1.4.    Compliance with Representations and Warranties.............   36
     5.1.5.    Opinions of Counsel........................................   36
     5.1.6.    Closing Fees, Expenses, etc................................   36
     5.1.7.    [Reserved].................................................   36
     5.2.      Conditions Precedent to Revolving Loans....................   36
     5.2.1.    Compliance with Warranties, No Default, etc................   37
     5.2.2.    Borrowing Request..........................................   37
     5.2.3.    Satisfactory Legal Form....................................   37
     5.3.      [Reserved.]................................................   37

VI   REPRESENTATIONS AND WARRANTIES.......................................   38
     6.1.      Organization, etc..........................................   38
     6.2.      Due Authorization, Non-Contravention, etc..................   38
     6.3.      Government Approval, Regulation, etc.......................   38
     6.4.      Validity, etc..............................................   38
     6.5.      Financial Information......................................   38
     6.6.      No Material Adverse Change.................................   39
     6.7.      Litigation, Labor Controversies, etc.......................   39
     6.8.      Subsidiaries...............................................   39
     6.9.      Ownership of Properties....................................   39
     6.10.     Taxes......................................................   39
     6.11.     Pension and Welfare Plans..................................   39
     6.12.     Environmental Warranties...................................   40
     6.13.     Regulations  U and X.......................................   40
     6.14.     Accuracy of Information....................................   41
     6.15.     No Default.................................................   41
     6.16.     No Violation of Applicable Law.............................   41
     6.17.     Permits....................................................   41

VII  COVENANTS............................................................   42
     7.1.      Affirmative Covenants......................................   42
     7.1.1.    Financial Information, Reports, Notices, etc...............   42
     7.1.2.    Compliance with Laws, etc..................................   43
     7.1.3.    Maintenance of Properties..................................   43
     7.1.4.    Insurance..................................................   43
     7.1.5.    Books and Records..........................................   43
     7.1.6.    Environmental Covenant.....................................   43
     7.1.7.    Employee Benefit Plans.....................................   44
     7.1.8.    Designated Senior Indebtedness.............................   44

                                                                              Page
      7.2.      Negative Covenants..........................................    44
      7.2.1.    Business Activities.........................................    44
      7.2.2.    Indebtedness................................................    44
      7.2.3.    Liens.......................................................    45
      7.2.4.    Financial Condition.........................................    46
      7.2.5.    Take or Pay Contracts.......................................    46
      7.2.6.    Consolidation, Merger, etc..................................    46
      7.2.7.    Asset Dispositions, etc.....................................    47
      7.2.8.    Guaranties, Loans or Advances...............................    47
      7.2.9.    Other Agreements............................................    48
      7.2.10.   Transactions with Affiliates................................    48
      7.2.11.   Negative Pledges, Restrictive Agreements, etc...............    48
      7.2.12.   Investment in Subsidiaries..................................    48
      7.2.13.   Acquisition of Capital Stock................................    49

VIII  EVENTS OF DEFAULT.....................................................    49
      8.1.      Listing of Events of Default................................    49
      8.1.1.    Non-Payment of Obligations..................................    49
      8.1.2.    Breach of Warranty..........................................    49
      8.1.3.    Non-Performance of Certain Covenants and Obligations........    49
      8.1.4.    Non-Performance of Other Covenants and Obligations..........    49
      8.1.5.    Default on Other Indebtedness...............................    49
      8.1.6.    Other Material Obligations..................................    50
      8.1.7.    Judgments...................................................    50
      8.1.8.    Pension Plans...............................................    50
      8.1.9.    Bankruptcy, Insolvency, etc.................................    50
      8.1.10.   Change of Control...........................................    51
      8.2.      Action if Bankruptcy........................................    51
      8.3.      Action if Other Event of Default............................    51

IX    THE AGENT.............................................................    51
      9.1.      Actions.....................................................    51
      9.2.      Funding Reliance, etc.......................................    52
      9.3.      Exculpation.................................................    52
      9.4.      Successor...................................................    52
      9.5.      Loans by Bank of Montreal...................................    53
      9.6.      Credit Decisions............................................    53
      9.7.      Copies, etc.................................................    53
      9.8.      Syndication Agent, Documentation Agent, Managing Agent......    53

                                                                                             Page
X    MISCELLANEOUS PROVISIONS...............................................................   54
     10.1.      Waivers, Amendments, etc....................................................   54
     10.2.      Notices.....................................................................   54
     10.3.      Payment of Costs and Expenses...............................................   54
     10.4.      Indemnification.............................................................   55
     10.5.      Survival....................................................................   55
     10.6.      Severability................................................................   56
     10.7.      Headings....................................................................   56
     10.8.      Execution in Counterparts, Effectiveness, etc...............................   56
     10.9.      Governing Law; Entire Agreement.............................................   56
     10.10.     Successors and Assigns......................................................   56
     10.11.     Sale and Transfer of Loans and Notes; Participations in Loans and Notes.....   56
     10.11.1.   Assignments.................................................................   57
     10.11.2.   Participations..............................................................   58
     10.11.3.   Pledges to Federal Reserve Banks............................................   58
     10.12.     Other Transactions..........................................................   58
     10.13.     Initial Borrowing and Existing Credit Agreement.............................   59
     10.14.     Forum Selection and Consent to Jurisdiction.................................   59
     10.15.     Waiver of Jury Trial........................................................   60

SCHEDULE 1   -  Disclosure Schedule*

EXHIBIT A    -  Form of Note
EXHIBIT B    -  Form of Borrowing Request
EXHIBIT C    -  Form of Continuation/Conversion Notice
EXHIBIT D    -  Form of Lender Assignment Agreement
EXHIBIT E-1  -  Form of Opinion of Counsel to the Borrower*
EXHIBIT E-2  -  Form of Opinion of Counsel to the Borrower*
EXHIBIT F    -  Commitments*
EXHIBIT G    -  Form of Issuance Request
EXHIBIT H    -  Exxon Properties*
EXHIBIT I    -  Form of Notice of Commitment Increase

_________________

* Omitted. The Registrant agrees to furnish supplementally a copy of any such omitted schedules or exhibits to the Securities and Exchange Commission upon its request.

     THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 30, 2000, among VINTAGE PETROLEUM, INC., a Delaware corporation (the "Borrower"),
                                                                  --------
the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), BANK OF AMERICA, N.A., as syndication agent,
                    -------
SOCIETE GENERALE, SOUTHWEST AGENCY, as documentation agent, ABN AMRO BANK, N.V., as managing agent, and BANK OF MONTREAL, acting through certain of its U.S. branches or agencies ("Bank of Montreal"), as administrative agent (the "Agent")
                       ----------------                                  -----
for the Lenders.

                             W I T N E S S E T H:

     WHEREAS, the Borrower is engaged directly and through its various Subsidiaries in the businesses of exploration for and production of oil and gas, oil and gas gathering and marketing, and related activities; and

     WHEREAS, the Borrower, various financial institutions (the "Existing
                                                                 --------
Lenders") and Bank of Montreal in its capacity as Agent, heretofore entered into
-------
a Credit Agreement dated as of September 11, 1998 (such agreement, the "Original
                                                                        --------
Credit Agreement"), as amended and restated by that certain Amended and Restated
----------------
Credit Agreement, dated as of October 21, 1998, which was amended by that certain First Amendment to the Amended and Restated Credit Agreement, dated as of December 10, 1998, and by that certain Second Amendment to the Amended and Restated Credit Agreement, dated as of May 19, 1999, and by that certain Third Amendment to the Amended and Restated Credit Agreement, dated as of November 18, 1999 (as so amended, the "Existing Credit Agreement") pursuant to which the
                          -------------------------
lenders party to the Existing Credit Agreement agreed to make loans (therein referred to as the "Existing Loans") to, and issue letters of credit for, the
                    --------------
Borrower; and

     WHEREAS, the Borrower would like to obtain Commitments from the Lenders pursuant to which Revolving Loans, in a maximum aggregate principal amount at any one time outstanding not to exceed the amounts hereinafter provided, will be made to the Borrower from time to time prior to the Commitment Termination Date for such Commitments; and

     WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to extend such
                                            ---------
Commitments and make such Loans to, and issue Letters of Credit for, the Borrower; and

     WHEREAS, the proceeds of such Loans and the Revolving Loan Letters of Credit will be used (a) for acquisitions of oil and gas properties, gathering systems and related assets; and (b) for general corporate purposes and working capital purposes of the Borrower and its Subsidiaries; and

     WHEREAS, certain financial institutions not previously a party to the Existing Credit Agreement intend to become a party to the credit facilities extended to the Borrower as more fully described in the next succeeding paragraph; and

     WHEREAS, the Borrower has requested that the Lenders, and the Lenders have agreed to, restructure, rearrange, renew, extend and refinance all indebtedness evidenced by and outstanding under the Existing Credit Agreement as of the Effective Date (the "Prior Indebtedness") into obligations and
                            ------------------
commitments hereunder; and

     WHEREAS, as part of the restructuring and rearranging of the Prior Indebtedness, the Lenders shall modify their respective commitments under the Existing Credit Agreement such that on the Effective Date each Lender shall be obligated hereunder, subject to the terms hereof, to the Commitment stated on Exhibit F for such Lender; and
---------

     WHEREAS, any loans outstanding under the Existing Credit Agreement on the Effective Date shall be deemed continued as Loans under this Agreement and any letters of credit outstanding under the Existing Credit Agreement on the Effective Date shall be deemed continued as Revolving Loan Letters of Credit under this Agreement; and

     WHEREAS, the Borrower, the Lenders, and the Agent intend to amend and restate the Existing Credit Agreement in its entirety as hereinafter set forth; and

     WHEREAS, the parties hereto intend that on the Effective Date hereof pursuant to Article V, (1) the Commitments, outstanding Notes, and Loans under the Existing Credit Agreement shall become Commitments, Notes, and Loans, respectively, hereunder, (2) interest accrued on the Loans and Commitment fees accrued under the Existing Credit Agreement through the Effective Date hereof shall be deemed due and payable hereunder and (3) the Lenders hereunder shall be deemed to have purchased participations in the outstanding Letters of Credit, pro rata according to their respective Percentages.
--- ----

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained the parties hereto hereby agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.1.   Defined Terms. The following terms (whether or not
                    -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Acquisition" means any transaction, or any series of related transactions,
      -----------
consummated after the date of this Agreement, by which the Borrower or any of the Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a controlling interest of the ownership of a Person.

     "Affiliate" of any Person means any other Person which, directly or
      ---------
indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent" is defined in the preamble and includes each other Person as shall
      -----                    --------
have subsequently been appointed as the successor Agent pursuant to Section 9.4.
                                                                    -----------

     "Agreement" means, on any date, this Second Amended and Restated Credit
      ---------
Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     "Alternate Base Rate" means, on any date and with respect to all Base Rate
      -------------------
Loans, a fluctuating rate of interest per annum equal to the higher of (a) the rate of interest most recently announced by Bank of Montreal at its Domestic Office as its base rate for Dollar loans made in the United States; and (b) the Federal Funds Rate most recently determined by the Agent plus 1/2%. The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Bank of Montreal in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate.

     "Applicable Lenders" means Lenders (including without limitation the Agent
      ------------------
and Syndication Agent) with an aggregate Percentage of at least 75% for all Borrowing Base determinations.

     "Assignee Lender" is defined in Section 10.11.1.
      ---------------                ---------------

     "Authorized Officer" means, relative to the Borrower, those of its
      ------------------
officers whose signatures and incumbency shall have been certified to the Agent and the Lenders pursuant to Section 5.1.1.
                            -------------

     "Bank of Montreal" is defined in the preamble.
      ----------------                    --------

     "Base Rate Applicable Margin" means (a) on any date for which it is
      ---------------------------
determined and on which the outstanding principal balance of Senior Debt shall be less than or equal to the Borrowing

Base then in effect, zero percent (0%); and (b) on any date on which the outstanding principal balance of Senior Debt, including all Loans, exceeds the Borrowing Base then in effect, three- quarters of one percent (.750%).

     "Base Rate Loan" means a Loan bearing interest at a fluctuating rate
      --------------
determined by reference to the Alternate Base Rate.

     "Borrower" is defined in the preamble.
      --------                    --------

     "Borrowing" means (i) the Loans of the same type and, in the case of LIBO
      ---------
Rate Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
Section 2.1 and (ii) Letters of Credit issued pursuant to Section 2.1.3.
-----------                                               -------------

     "Borrowing Base" is defined in Section 2.7.1.
      --------------                -------------

     "Borrowing Request" means a loan request and certificate duly executed by
      -----------------
an Authorized Officer of the Borrower, substantially in the form of Exhibit B
                                                                    ---------
hereto.

     "Business Day" means (a) any day which is neither a Saturday or Sunday nor
      ------------
a legal holiday on which banks are authorized or required to be closed in Chicago, Illinois; and (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day described in clause (a) which is also a
                                                      ----------
day on which dealings in Dollars are carried on in the London interbank market.

     "Cadipsa" means Cadipsa S.A., a Republic of Argentina corporation.
      -------

     "Capital Stock" in any Person means, for purposes of the definitions of
      -------------
"Voting Stock" and "Change of Control," any and all shares, interests, participations or other equivalents in the equity interest (however designated) in such Person and any rights (other than debt securities convertible into an equity interest), warrants or options to subscribe for or to acquire an equity interest in such Person; provided that Capital Stock of such Person shall not
                         -------- ----
include any equity security of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (including upon the happening of any event), is or could become required to be redeemed for cash or other property or is or could become redeemable for cash or other property at the option of the holder thereof, in whole or in part, or is or could become exchangeable at the option of the holder thereof for Indebtedness at any time, in whole or in part, in each case on or prior to the first anniversary of the Stated Maturity (as defined in the Indenture) for the payment of principal of the Subordinated Debt permitted by clause (p) of Section 7.2.2, but "Capital Stock" shall not exclude any equity
----------    -------------
security by virtue of the fact that it may be converted or exchanged at the option of the holder for Capital Stock of the Borrower having no preference as to dividends or liquidation over any other Capital Stock of the Borrower.

     "Capitalized Lease Liabilities" means all monetary obligations of the
      -----------------------------
Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "CERCLA" means the Comprehensive Environmental Response, Compensation
      ------
and Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation
      -------
Liability Information System List.

     "Change of Control" means the occurrence of any of the following events:
      -----------------
(i) any "person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than any one or more of the Permitted Holders, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of 50% or more of the total voting power of all classes of the Voting Stock of the Borrower and/or warrants or options to acquire such Voting Stock, calculated on a fully diluted basis, (ii) the sale, lease, conveyance or transfer of all or substantially all of the assets of the Borrower (other than to any Restricted Subsidiary which is wholly-owned by the Borrower or another wholly-owned Restricted Subsidiary) shall have occurred, (iii) the stockholders of the Borrower shall have approved any plan of liquidation or dissolution of the Borrower, (iv) the Borrower consolidates with or merges into another Person or any Person consolidates with or merges into the Borrower in any such event pursuant to a transaction in which the outstanding Voting Stock of the Borrower is reclassified into or exchanged for cash, securities or other property, other than any such transaction where (A) the outstanding Voting Stock of the Borrower is reclassified into or exchanged for Voting Stock of the surviving corporation that is Capital Stock and (B) the holders of the Voting Stock of the Borrower immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the surviving corporation immediately after such transaction in substantially the same proportion as before the transaction, or (v) during any period of two consecutive years, individuals who at the beginning of such period constituted the Borrower's Board of Directors (together with any new directors whose election or appointment by such board or whose nomination for election by the stockholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Borrower's Board of Directors then in office. For purposes of this definition, a wholly-owned Subsidiary means any Subsidiary all of the Voting Stock of which (except for director's qualifying shares) is owned directly or indirectly by the Borrower and its other wholly-owned Subsidiaries. Nothing set forth in this definition shall be construed to permit any transaction which is prohibited by this Agreement, including any transaction not permitted by Section 7.2.6.
                                           -------------

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or
      ----
otherwise modified from time to time.

     "Commitment" means a Lender's Revolving Loan Commitment.
      ----------

     "Commitment Amount" means the Revolving Period Commitment Amount.
      -----------------

     "Commitment Increase Effective Date" is defined in Section 2.1.6.
      ----------------------------------                -------------

     "Commitment Termination Date" means the Revolving Period Commitment
      ---------------------------
Termination Date.

     "Commitment Termination Event" means (a) the occurrence of any Default
      ----------------------------
described in clauses (a) through (d) of Section 8.1.9 with respect to the
             -----------         ---    -------------
Borrower or any of its Subsidiaries; or (b) the occurrence and continuance of any other Event of Default and either (i) the declaration of the Loans to be due and payable pursuant to Section 8.3 or the demand by an Issuer that the Borrower
                        -----------
deliver cash collateral pursuant to Section 2.8.7, or (ii) in the absence of
                                    -------------
such declaration or demand, the giving of notice by the Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

     "Comprehensive Income" shall have the meaning assigned to such term by
      --------------------
GAAP.

     "Contingent Liability" means any agreement, undertaking or arrangement by
      --------------------
which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

     "Continuation/Conversion Notice" means a notice of continuation or
      ------------------------------
conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.
                                       ---------

     "Controlled Group" means all members of a controlled group of corporations
      ----------------
and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

     "Current Ratio" means the ratio of (a) consolidated current assets of
      -------------
the Borrower and its Subsidiaries to (b) consolidated current liabilities
                                  --
(excluding the current portion of Senior Debt) of the Borrower and its Subsidiaries. For purposes of the definition of "Current Ratio", any unused
                                                 -------------
portion of the Revolving Period Commitment Amount is deemed to be a current asset of the Borrower.

     "Default" means any Event of Default or any condition, occurrence or event
      -------
which, after notice or lapse of time or both, would constitute an Event of Default.

     "Disbursement" is defined in Section 2.8.5.
      ------------                -------------

     "Disbursement Date" is defined in Section 2.8.5.
      -----------------                -------------

     "Disclosure Schedule" means the Disclosure Schedule attached hereto as
      -------------------
Schedule 1, as it may be amended, supplemented or otherwise modified from time
----------
to time by the Borrower with the written consent of the Agent and the Required Lenders.

     "Documentary Letter of Credit" means a letter of credit which is a short
      ----------------------------
term, self-liquidating trade-related contingency.

     "Dollar" and the sign "$" mean lawful money of the United States.
      ------                -

     "Domestic Office" means, relative to any Lender, the office of such Lender
      ---------------
designated as such below its signature hereto or designated in the Lender Assignment Agreement, or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

     "Effective Date" means the date this Agreement becomes effective pursuant
      --------------
to Section 10.8.
   ------------

     "Environmental Laws" means all applicable laws, including without
      ------------------
limitation U.S. federal, or state or local statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders), relating to public health and safety and protection of the environment.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     "Event of Default" is defined in Section 8.1.
      ----------------                -----------

     "Exchange Act" means the United States Securities Exchange Act of 1934
      ------------
and any successor statute thereto, in each case as amended from time to time.

     "Existing Credit Agreement" is defined in the second recital.
      -------------------------                    --------------

     "Existing Lenders" is defined in the second recital.
      ----------------                    --------------

     "Existing Loans" is defined in the second recital.
      --------------                    --------------

     "Federal Funds Rate" means, for any period, a fluctuating interest rate
      ------------------
per annum equal for each day during such period to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Bank of Montreal from three federal funds brokers of recognized standing selected by it.

     "Fiscal Quarter" means any quarter of a Fiscal Year.
      -------------
     "Fiscal Year" means any period of twelve consecutive calendar months
      -----------
ending on December 31st; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2000 Fiscal Year") refer to the Fiscal Year
                      ----
ending on December 31st, occurring during such calendar year.

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System
      ------------
or any successor thereto.

     "GAAP" is defined in Section 1.4.
      ----                -----------

     "Hazardous Material" means (a) any "hazardous substance", as defined by
      ------------------
CERCLA; (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; (c) any petroleum product; or (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable law, including without limitation U.S. federal, or state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders), relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

     "Hedging Obligations" means, with respect to any Person, all liabilities of
      -------------------
such Person under or as a result of interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity prices.

     "herein", "hereof", "hereto", "hereunder" and similar terms contained in
      ------    ------    ------    ---------
this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "Impermissible Qualification" means, relative to the opinion or
      ---------------------------
certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification
(a) which is of a "going concern" or similar nature; (b) which relates to the limited scope of examination of matters relevant to such financial statement; or
(c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 7.2.4.
                                           -------------

     "including" means including without limiting the generality of any
      ---------
description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis
                                                               ------- -------
shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "Increasing Lender" is defined in Section 2.1.6.
      -----------------                -------------

     "Indebtedness" of any Person means, without duplication: (a) all
      ------------
obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person; (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities; (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined; (e) net liabilities of such Person under all Hedging Obligations; (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and (g) all Contingent Liabilities of such Person in respect of any of the foregoing. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

     "Indemnified Liabilities" is defined in Section 10.4.
      -----------------------                ------------

     "Indemnified Parties" is defined in Section 10.4.
      -------------------                ------------

     "Indenture" means that certain Indenture of the Borrower to The Chase
      ---------
Manhattan Bank (formerly Chemical Bank) as Trustee entered into with respect to the Subordinated Debt permitted by clause (p) of Section 7.2.2, as such
                                   ----------    -------------
Indenture may from time to time be amended, supplemented or otherwise modified.

     "Interest Period" means, relative to any LIBO Rate Loans, the period
      ---------------
beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4
                                                              -----------    ---
and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to
Section 2.3 or 2.4; provided, however, that (a) the Borrower shall not be
-----------    ---  --------  -------
permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates; (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration; (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and (d) no Interest Period for a Revolving Loan may end after the Stated Maturity Date for the Loans.

     "Issuance Request" means a request and certificate duly executed by the
      ----------------
chief executive, accounting, or financial Authorized Officer of the Borrower, substantially in the form of Exhibit G attached hereto (with such changes
                             ---------
thereto as may be agreed from time to time by the Agent and the Borrower).

     "Issuer" means any affiliate, unit or agency of Bank of Montreal or any
      ------
other Lender which has agreed to issue one or more Letters of Credit at the request of the Borrower.

     "Lender Assignment Agreement" means a Lender Assignment Agreement
      ---------------------------
substantially in the form of Exhibit D hereto.
                             ---------

     "Lenders" is defined in the preamble.
      -------                    --------

     "Letter of Credit" means a Revolving Loan Letter of Credit.
      ----------------

     "Letter of Credit Collateral Account" is defined in Section 2.8.10.
      -----------------------------------                --------------

     "Letter of Credit Commitment" means, relative to any Lender, such Lender's
      ---------------------------
obligation to issue (in the case of an Issuer) or participate in (in the case of all Lenders) Letters of Credit pursuant to Section 2.1.3.
                                           -------------

     "Letter of Credit Outstandings" means the Revolving Loan Letter of Credit
      -----------------------------
Outstandings.

     "Letter of Credit Sublimit" is defined in Section 2.8.3.
      -------------------------                -------------

     "LIBO Rate" is defined in Section 3.2.1.
      ---------                -------------

     "LIBO Rate Applicable Margin" means (a) on any date for which it is
      ---------------------------
determined prior to the Revolving Period Commitment Termination Date and on which the ratio (expressed as a percentage) of the outstanding principal of Senior Debt, including any Revolving Loans outstanding, to the Borrowing Base then in effect shall equal those ratios set forth below, the percentage set forth opposite such ratio:

         Ratio of Senior Debt                              LIBO Rate
          to Borrowing Base                            Applicable Margin
       ------------------------                        -----------------

     Greater than 95%                                        2.000%

     Greater than 80% and less than or
      equal to 95%                                           1.750%

     Greater than 60% and less than or
      equal to 80%                                           1.500%

     Greater than 40% and less than or
      equal to 60%                                           1.250%

     Less than or equal to 40%                               1.125%

     (b) on any date after the Revolving Period Commitment Termination Date, two percent (2.000%); and (c) on any date on which the aggregate outstanding principal balance of Senior Debt, including all Loans, exceeds the Borrowing Base then in effect, two and one-quarter of one percent (2.250%). Changes in the LIBO Rate Applicable Margin shall occur automatically with a change in such ratio of the Senior Debt to the Borrowing Base.

     "LIBO Rate Loan" means a Loan bearing interest, at all times during an
      --------------
Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO Rate (Reserve Adjusted)" is defined in Section 3.2.1.
      ----------------------------                -------------

     "LIBOR Office" means, relative to any Lender, the office of such Lender
      ------------
designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

     "LIBOR Reserve Percentage" is defined in Section 3.2.1.
      ------------------------                -------------

     "Lien" means any security interest, mortgage, pledge, hypothecation,
      ----
assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

     "Loan" means a Revolving Loan of either type; notwithstanding the
      ----
foregoing, Loan does not include participations in Letters of Credit, except to the extent that a Loan is deemed made pursuant to Section 2.8.
                                                  -----------

     "Loan Document" means this Agreement, the Notes, each Issuance Request
      -------------
and each other document or instrument executed and delivered in connection with this Agreement, the Notes and the Letters of Credit.

     "Maximum Commitment Amount" means an amount equal to $535,000,000 as such
      -------------------------
amount may be increased pursuant to Section 2.1.6 or decreased pursuant to
                                    -------------
Section 2.2.1.
-------------

     "New Funds Amount" means the amount by which a New Lender's or an
      ----------------
Increasing Lender's outstanding Revolving Loans increase as of a Commitment Increase Effective Date (without regard to any such increase as a result of Revolving Loans made on such Commitment Increase Effective Date).

     "New Lender" is defined in Section 2.1.6.
      ----------                -------------

     "Non-Recourse Indebtedness" shall mean any Indebtedness of the Borrower
      -------------------------
and its Subsidiaries with respect to which the holder thereof agrees that (i) the Borrower and its Subsidiaries are not personally liable and (ii) such holder may require payment only to the extent specifically identified properties of the Borrower and its Subsidiaries are available to provide therefor, such matters to be set forth in an agreement or other instrument in form and substance reasonably satisfactory to the Required Lenders, and shall include such Indebtedness of partnerships and joint ventures with respect to which the Borrower or any of its Subsidiaries is a partner or joint venturer which is identified in Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule.
              -------------   --------------------

     "Note" means a promissory note of the Borrower payable to any Lender, in
      ----
the form of Exhibit A hereto (as such promissory note may be amended, endorsed
            ---------
or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Notice of Commitment Increase" is defined in Section 2.1.6.
      -----------------------------                -------------

     "Obligations" means all obligations (monetary or otherwise) of the
      -----------
Borrower arising under or in connection with this Agreement, the Notes, the Letters of Credit and each other Loan Document.

     "Oil and Gas Properties" means oil, gas and other liquid or gaseous
      ----------------------
hydrocarbon properties and interests of the Borrower and its Subsidiaries, whether now owned or hereafter acquired.

     "Organic Document" means, relative to the Borrower, its certificate of
      ----------------
incorporation, its by- laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

     "Other Letter of Credit" means a Documentary Letter of Credit or a
      ----------------------
Standby Letter of Credit or similar instrument for which the Borrower or one or more of its Subsidiaries is liable and which is not issued pursuant to this Agreement.

     "Partially Increasing Lenders" is defined in Section 2.1.6.
      ----------------------------                -------------

     "Participant" is defined in Section 10.11.2.
      -----------                ---------------

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Pension Plan" means a "pension plan", as such term is defined in
      ------------
section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Percentage" means, relative to any Lender, the percentage set forth
      ----------
opposite the name of such Lender in Column 1 of Exhibit F to this Agreement as
                                                ---------
such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by a Lender and its Assignee Lenders and delivered pursuant to Section 10.11 or as a result of an increase of the Maximum Commitment Amount
   -------------
as provided in Section 2.1.6.
               -------------

     "Permitted Designee" means (i) a spouse or a child of a Permitted Holder,
      ------------------
(ii) trusts for the benefit of a Permitted Holder or a spouse or child of a Permitted Holder, (iii) in the event of the death or incompetence of a Permitted Holder, his estate, heirs, executor, administrator, committee or other personal representative, or (iv) any Person so long as a Permitted Holder owns at least 51% of the voting power of all classes of the Voting Stock of such Person.

     "Permitted Holders" means Charles C. Stephenson, Jr., Jo Bob Hille, S.
      -----------------
Craig George, William C. Barnes and their Permitted Designees.

     "Person" means any natural person, corporation, partnership, firm,
      ------
association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Plan" means any Pension Plan or Welfare Plan.
      ----

     "Prior Indebtedness" is defined in the seventh recital.
      ------------------

     "Quarterly Payment Date" means the first day of each March, June, September
      ----------------------
and December or, if any such day is not a Business Day, the next succeeding Business Day.

     "Reducing Lender" is defined in Section 2.1.6.
      ---------------                -------------

     "Reduction Amount" means the amount by which a Reducing Lender's or a
      ----------------
Partially Increasing Lender's outstanding Revolving Loans decrease as of a Commitment Increase Effective Date (without regard to any such increase as a result of Revolving Loans made on such Commitment Increase Effective Date).

     "Reimbursement Obligations" is defined in Section 2.8.6.
      -------------------------                -------------

     "Release" means a "release", as such term is defined in CERCLA.
      -------

     "Required Lenders" means, at any time, Lenders (including the Agent)
      ----------------
holding at least 66-2/3% of the then aggregate outstanding principal amount of the Notes then held by the Lenders, or, if no such principal amount is then outstanding, Lenders (including the Agent) having at least 66-2/3% of the Commitments.

     "Resource Conservation and Recovery Act" means the Resource Conservation
      --------------------------------------
and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to
                                          -- ---
time.

     "Restricted Subsidiary" means any Subsidiary of the Borrower that has not
      ---------------------
been designated an "Unrestricted Subsidiary" pursuant to the Indenture.

     "Revolving Loan" is defined in Section 2.1.1.
      --------------                -------------

     "Revolving Loan Commitment" is defined in Section 2.1.1.
      -------------------------                -------------

     "Revolving Loan Letter of Credit" means a Standby Letter of Credit or a
      -------------------------------
Documentary Letter of Credit in such form as may be mutually agreed upon by Borrower and the applicable Issuer and issued pursuant to Section 2.1.3.
                                                          -------------

     "Revolving Loan Letter of Credit Applicable Margin" means (a) on any date
      -------------------------------------------------
for which it is determined prior to the Revolving Period Commitment Termination Date and on which the ratio (expressed as a percentage) of the outstanding principal of Senior Debt, including any Revolving Loans outstanding, to the Borrowing Base then in effect shall equal those ratios set forth below, the percentage set forth opposite such ratio:

          Ratio of Senior Debt                         Letter of Credit
           to Borrowing Base                          Applicable Margin
         ----------------------                       -----------------

     Greater than 95%                                       2.000%

     Greater than 80% and less than or
      equal to 95%                                          1.750%

     Greater than 60% and less than or
      equal to 80%                                          1.500%

     Greater than 40% and less than or
      equal to 60%                                          1.250%

     Less than or equal to 40%                              1.125%

     (b) on any date after the Revolving Period Commitment Termination Date, two percent (2.000%); and (c) on any date on which the aggregate outstanding principal balance of Senior Debt, including all Loans, exceeds the Borrowing Base then in effect, two and one-quarter of one percent (2.250%). Changes in the Revolving Loan Letter of Credit Applicable Margin shall occur automatically with a change in such ratio of the Senior Debt to the Borrowing Base.

     "Revolving Loan Letter of Credit Outstandings" means, at any time, an
      --------------------------------------------
amount equal to the sum of (a) the aggregate face amount at such time of all Revolving Loan Letters of Credit then outstanding and undrawn (as such aggregate face amount shall be adjusted, from time to time, as a result of drawings, the issuance of Revolving Loan Letters of Credit, or otherwise), plus (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations relating to Revolving Loan Letters of Credit.

     "Revolving Period Commitment Amount" means, on any date, the lowest of (i)
      ----------------------------------
the Borrowing Base then in effect, (ii) the Maximum Commitment Amount, as such amount may be reduced from time to time pursuant to Section 2.2 or increased
                                                    -----------
pursuant to Section 2.1.6 and (iii) the amount (not less than the then
            -------------
outstanding principal amount of the Loans) from time to time designated by the Borrower in writing to the Agent provided that if the Borrower has reduced the Maximum Commitment Amount pursuant to Section 2.2.1 or has designated pursuant
                                      -------------
to this clause (iii) a Revolving Period Commitment Amount which is less than the amount provided by the lesser of the amount permitted pursuant to the foregoing clause (i) or clause (ii), then the Borrower will not designate an amount pursuant to this clause (iii) which is an increase over the then Revolving Period Commitment Amount without the consent of all of the Lenders except to the extent of any increase of the Maximum Commitment Amount pursuant to Section
                                                                    -------
2.1.6.
-----

     "Revolving Period Commitment Termination Date" means the earliest of (a)
      --------------------------------------------
November 30, 2005; (b) the date on which the Revolving Period Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and (c) the
                                                     -----------
date on which any Commitment Termination Event occurs. Upon the occurrence of any event described in clause (b) or (c), the Revolving Loan Commitments shall
                       ----------    ---
terminate automatically and without any further action.

     "Senior Debt" means all Indebtedness for borrowed money (including the
      -----------
Loans under this Agreement) and all obligations, contingent or otherwise, relative to the face amount of all Letters of Credit and Other Letters of Credit, whether or not drawn, of the Borrower and its Subsidiaries but shall not include Subordinated Debt, Non-Recourse Indebtedness, Indebtedness of any Subject

Subsidiary or any Contingent Liability of the Borrower (other than for borrowed money permitted by clause (n) of Section 7.2.2).
                   ---------     --------------

     "Standby Letter of Credit" means a letter of credit (other than a
      ------------------------
Documentary Letter of Credit).

     "Stated Amount" of each Letter of Credit and each Other Letter of Credit
      -------------
means, on any date for which it is determined, the face amount of such Letter of Credit or Other Letter of Credit as is in effect on such date.

     "Stated Expiry Date" is defined in Section 2.8.1.
      ------------------                -------------

     "Stated Maturity Date" means November 30, 2005.
      --------------------

     "Subject Subsidiary" means Cadipsa, or any Subsidiary designated by the
      ------------------
Borrower and approved by Lenders with an aggregate Percentage of at least 75%; such Subsidiaries are sometimes collectively called herein the "Subject
                                                                -------
Subsidiaries."
------------

     "Subordinated Debt" means all unsecured Indebtedness of the Borrower for
      -----------------
money borrowed which is subordinated, upon terms satisfactory to the Agent and the Required Lenders, in right of payment to the payment in full in cash of all Obligations, and includes Borrower's $150,000,000 9% Senior Subordinated Notes Due 2005, Borrower's $100,000,000 8 5/8% Senior Subordinated Notes Due 2009 and Borrower's $150,000,000 9 3/4% Senior Subordinated Notes Due 2009.

     "Subsidiary" means, with respect to any Person, any corporation of which
      ----------
more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person provided that, notwithstanding the foregoing, Subsidiaries of the Borrower shall not include, for the purposes of Article VI
                                                                    ----------
(except Sections 6.7 and 6.8), Section 7.1 (except for the purposes of
        ------------     ---   -----------
consolidated financial statements delivered pursuant to Section 7.1.1) and
                                                        -------------
Article VIII and the definitions referred to therein, the Subject Subsidiaries.
------------

     "Tangible Net Worth" means the consolidated net worth of the Borrower and
      ------------------
its Subsidiaries after subtracting therefrom the aggregate amount of any intangible assets of the Borrower and its Subsidiaries, including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

     "Taxes" is defined in Section 4.6.
                           -----------

     "type" means, relative to any Loan, the portion thereof, if any, being
      ----
maintained as a Base Rate Loan or a LIBO Rate Loan.

     "United States" or "U.S." means the United States of America, its fifty
      -------------      ----
States and the District of Columbia.

     "Voting Stock" of any Person means Capital Stock of such Person which
      ------------
ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

     "Welfare Plan" means a "welfare plan", as such term is defined in section
      ------------
3(1) of ERISA.

     SECTION 1.2.   Use of Defined Terms. Unless otherwise defined or the
                    --------------------
context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Issuance Request, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION 1.3.   Cross-References. Unless otherwise specified, references in
                    ----------------
this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.4.   Accounting and Financial Determinations. Unless otherwise
                    ---------------------------------------
specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial
                            -------------
statements required to be delivered hereunder or thereunder shall be prepared, in accordance with those generally accepted accounting principles ("GAAP")
                                                                    ----
applied in the preparation of the financial statements referred to in Section
                                                                      -------
6.5.
---

                                  ARTICLE II

                  COMMITMENTS, BORROWING PROCEDURES AND NOTES

     SECTION 2.1.   Commitments. On the terms and subject to the conditions of
                    -----------
this Agreement (including Article V), each Lender severally agrees to make Loans
                          ---------
and issue or participate in Letters of Credit pursuant to the commitments described in this Section 2.1.
                  -----------

     SECTION 2.1.1. Revolving Loan Commitment. From time to time on any Business
                    -------------------------
Day occurring prior to the Revolving Period Commitment Termination Date, each Lender will make loans (relative to such Lender, its "Revolving Loans") to the
                                                      ---------------
Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of Revolving Loans requested by the Borrower to be made on such day. The Commitment of each Lender described in this Section 2.1.1 is herein referred
                                                -------------
to as its "Revolving Loan Commitment". On the terms and subject to the
           -------------------------
conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans.

     SECTION 2.1.2. [Reserved.]

     SECTION 2.1.3. Commitment to Issue Revolving Loan Letters of Credit. From
                    ----------------------------------------------------
time to time on any Business Day prior to the Revolving Period Commitment Termination Date, each Issuer will issue, and each Lender will participate in, to the extent of each Lender's Percentage, the Revolving Loan Letters of Credit, in accordance with the terms of Section 2.8.
                                -----------

     SECTION 2.1.4. [Reserved.]

     SECTION 2.1.5. Lenders Not Permitted or Required To Make Loans or Issue or
                    -----------------------------------------------------------
Participate in Revolving Letters of Credit Under Certain Circumstances. No
----------------------------------------------------------------------
Lender shall be permitted or required to (A) make any Revolving Loan if, after giving effect thereto (i) (a) the aggregate outstanding principal amount of all Revolving Loans of all Lenders, plus all Revolving Loan Letter of Credit Outstandings would exceed the Revolving Period Commitment Amount or (b) the Senior Debt would exceed the Borrowing Base then in effect or (ii) the aggregate outstanding principal amount of all Loans of such Lender, together with its Percentage of all Revolving Loan Letter of Credit Outstandings, would exceed such Lender's Percentage of the Revolving Period Commitment Amount; or (B) issue (in the case of any Issuer) or participate in (in the case of each Lender) any Revolving Loan Letter of Credit if, after giving effect thereto (i) (a) all Revolving Loan Letter of Credit Outstandings plus the aggregate outstanding principal amount of all Loans of all Lenders would exceed the Revolving Period Commitment Amount, (b) the Senior Debt would exceed the Borrowing Base then in effect, or (c) all Revolving Loan Letter of Credit Outstandings would exceed the Letter of Credit Sublimit or (ii) such Lender's Percentage of all Revolving Loan Letter of Credit Outstandings together with the aggregate outstanding principal amount of all Loans of such Lender would exceed such Lender's Percentage of the Revolving Period Commitment Amount.

     SECTION 2.1.6. Procedures with respect to the Maximum Commitment Amount. So
                    --------------------------------------------------------
long as no Default or Event of Default has occurred and is continuing, the Borrower may request from time to time, and subject to the terms and conditions hereinafter set forth, that the Maximum Commitment Amount be increased by giving written notice thereof to the Agent; provided, however, that any such notice must be given no later than 60 days prior to the Revolving Period Commitment Termination Date. Each such notice (a "Notice of Commitment Increase") shall be in the form of Exhibit I and specify therein:
               ---------

          (i) the effective date of such increase, which date (the requested "Commitment Increase Effective Date") shall be no earlier than five Business Days after receipt by the Agent of such notice;

          (ii) the amount of the requested increase; provided, however, that after giving effect to such requested increase, the Maximum Commitment Amount shall not exceed $625,000,000;

          (iii) the identity of the then Lenders, if any, which have agreed with the Borrower to increase their respective Commitments in an amount such that their respective

     Percentages, after giving effect to such requested increase, will be the same or greater than their respective Percentages, prior to giving effect to such requested increase (each such then Lender being a then "Increasing Lender"), each other Lender which has agreed to increase its Commitment in an amount such that its Percentage after giving effect to such a requested increase will be less than its Percentage, prior to giving effect to such requested increase (each such Lender being a "Partially Increasing Lender") and the identity of each financial institution not already a Lender, if any, which has agreed with the Borrower to become a Lender to effect such requested increase in the Maximum Commitment Amount (each such assignee shall be reasonably acceptable to the Agent and the Issuer and each such assignee being a then "New Lender" and each Lender which has not agreed to increase its Commitment being a "Reducing Lender"), provided that in no
                                                         -------- ----
     case shall the dollar amount or the Percentage of a Lender's share of the Maximum Commitment Amount be increased without the express written consent of such Lender; and

          (iv) the dollar amounts of the respective shares of the Maximum Commitment Amount of the then existing Lenders and such New Lenders from and after the effective date of such increase.

     On or before each Commitment Increase Effective Date:

          (i) the Borrower, each Increasing Lender, each Partially Increasing Lender and each then New Lender shall execute and deliver to the Agent for its acceptance, as to form, documentation embodying the provisions of the Notice of Commitment Increase relating to the increase in the Maximum Commitment Amount to be effected on such Commitment Increase Effective Date; and

          (ii) upon acceptance of such documentation by the Agent, which acceptance shall not be unreasonably withheld, and so long as no Default or Event of Default has occurred and is continuing, (A) the Agent shall give prompt notice of such acceptance to each Lender, (B) it shall become effective, and the Maximum Commitment Amount shall be increased to the amount specified therein, on such Commitment Increase Effective Date, (C) the Borrower shall execute and deliver a Note payable to the order of each then New Lender in the face principal amount equal to such New Lender's Percentage multiplied by the Maximum Commitment Amount and (D) upon the surrender of an existing Note by a Lender, the Borrower shall execute and deliver to each such Increasing Lender and each such Partially Increasing Lender, a new Note in the face principal amount equal to such Lender's Percentage multiplied by the Maximum Commitment Amount after giving effect to such increase.

     On each Commitment Increase Effective Date:

          (i) each then New Lender and each then Increasing Lender shall, by wire transfer of immediately available funds, deliver to the Agent such Lenders' New Funds Amount for such Commitment Increase Effective Date, which amount, for each such Lender, shall constitute Revolving Loans made by such Lender to the Borrower pursuant to
     Section 2.1 on such Commitment Increase Effective Date; and

          (ii) the Agent shall, by wire transfer of immediately available funds, pay to each then Reducing Lender and to each Partially Increasing Lender its Reduction Amount for such Commitment Increase Effective Date, which amount, for each such Lender, shall constitute a prepayment by the Borrower pursuant to Section 3.1.4, ratably in accordance with the
                          -------------
     respective principal amounts thereof, of the principal amounts of all then outstanding Revolving Loans of such Lender.

     Effective as of each Commitment Increase Effective Date, each then New Lender and each then Increasing Lender shall be deemed to have purchased and had transferred to it, and each then Reducing Lender and each Partially Increasing Lender shall be deemed to have sold and transferred to such New Lenders and Increasing Lenders, such undivided interest and participation in such Reducing Lender's and such Partially Increasing Lender's interest and participation in all then outstanding Letters of Credit, the obligations of the Borrower with respect thereto and any security therefor and any guaranty pertaining thereto at any time existing as is necessary so that such undivided interests and participations of all Lenders (including each then New Lender) shall accord with their respective Lender's Percentages after giving effect to the increase in the Maximum Commitment Amount on such Commitment Increase Effective Date.

     SECTION 2.2.   Termination and Reduction of Commitment Amount. The
                    ----------------------------------------------
Commitment Amount and Maximum Commitment Amount are subject to reduction from time to time pursuant to this Section 2.2.
                              -----------

     SECTION 2.2.1. Optional. The Borrower may, from time to time on any
                    --------
Business Day occurring after the time of the initial Borrowing hereunder, voluntarily reduce either the Commitment Amount or Maximum Commitment Amount; provided, however, that all such reductions shall require at least three
--------  -------
Business Days' prior notice to the Agent and be permanent (except for any increases in the Maximum Commitment Amount pursuant to Section 2.1.6), and any
                                                       -------------
partial reduction of the Commitment Amount or Maximum Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $1,000,000.

     SECTION 2.2.2. Mandatory as to Revolving Loans. The Revolving Period
                    -------------------------------
Commitment Amount shall be reduced or terminated as described below:

          (a) Each Lender's Revolving Loan Commitment shall be automatically terminated on the Revolving Period Commitment Termination Date.

          (b) Each reduction in the Revolving Period Commitment Amount shall be made ratably among the Lenders in accordance with their respective Percentages. The Borrower shall pay to the Agent for the account of the Lenders, on the date of each termination or voluntary reduction, the Commitment Fees accrued pursuant to Section 3.3.1 on the amount of
                                         -------------
     Commitments so terminated or reduced through the date of such termination or reduction.

     SECTION 2.2.3. [Reserved.]

     SECTION 2.2.4. [Reserved.]

     SECTION 2.3.   Borrowing Procedure. The Borrower may from time to time
                    -------------------
irrevocably request that a Borrowing be made in (a) for Base Rate Loans, a minimum amount of $300,000 and integral multiple of $100,000, (b) for LIBO Rate Loans a minimum amount of $5,000,000 and an integral multiple of $1,000,000, or
(c) in the case of Revolving Loans, in the unused amount of the Revolving Period Commitment Amount. Such request shall be made by delivering a Borrowing Request to the Agent on or before 11:00 a.m. U.S. Central time, (x) on the Business Day of such Borrowing in the case of a Base Rate Borrowing and (y) on a Business Day not less than three nor more than five Business Days in advance of a LIBO Rate Borrowing. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 12:00 Noon (U.S. Central time) on such Business Day each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION 2.4.   Continuation and Conversion Elections. By delivering a
                    -------------------------------------
Continuation/Conversion Notice to the Agent on or before 11:00 a.m., U.S. Central time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three nor more than five Business Days' notice that all, or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000, of any Loans be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (a) each
                                            --------  -------
such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders, and (b) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

     SECTION 2.5.   Funding. Each Lender may, if it so elects, fulfill its
                    -------
obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided,
                                                                 --------
however, that such LIBO Rate Loan shall nonetheless be deemed to have been made
-------
and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 or 4.4, it shall be
                        ------------  ---  ---    ---
conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

     SECTION 2.6.   Notes. Each Lender's Loans under its Commitment initially
                    -----
shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original Maximum Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the
                ----- ----
interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Lender to make any such
       --------  -------
notations shall not limit or otherwise affect any Obligations of the Borrower.

     SECTION 2.7.   Determination of the Borrowing Base. During the period from
                    -----------------------------------
the date hereof to the date of the first determination of the Borrowing Base pursuant to the further provisions of this Section 2.7, the amount of the
                                           -----------
Borrowing Base shall be $625,000,000.

     SECTION 2.7.1. Annual Scheduled Determinations of the Borrowing Base.
                    -----------------------------------------------------
Promptly after December 31 of each calendar year commencing December 31, 2000, and in any event prior to April 1 of the following calendar year, the Borrower shall furnish to the Agent, the Syndication Agent and each Lender a report in form and substance satisfactory to the Agent and Syndication Agent, prepared or audited by Netherland, Sewell and Associates, Inc. or such other engineering firm as may be selected by the Borrower with the prior approval of the Required Lenders, which report shall be dated as of December 31st of such calendar year and shall set forth the proven and producing oil and gas reserves attributable to the Oil and Gas Properties and a projection of the rate of production and net operating income with respect thereto, as of such date, and a projection of the rate of production and net operating income with respect thereto, as of such date. Upon receipt of such report relating to the Oil and Gas Properties, the Agent and Syndication Agent shall make a determination within 25 days of the receipt of such report of the amount of Senior Debt which the Borrower may maintain (herein as determined and redetermined from time to time and in effect on any date called the "Borrowing Base") on account of such reserves as of such
                        --------------
December 31st, subject to the approval of the Applicable Lenders as provided in this Section, and upon such determination the Agent shall promptly notify the Lenders in writing of the determination of the Borrowing Base. The determination of the Borrowing Base made by the Agent and Syndication Agent shall be so made by the Agent and Syndication Agent in the exercise of their sole discretion in accordance with the Agent's and Syndication Agent's customary practices and standards for oil and gas loans. The Applicable Lenders may approve the Agent's and Syndication Agent's determination of the Borrowing Base by written notice to the Agent within 10 days of the Agent's notification of its determination of the new Borrowing Base. If the Applicable Lenders fail to approve the determination of the Borrowing Base made by the Agent and Syndication Agent hereunder within such 10 days then, within an additional 5 days, the Applicable Lenders in their sole discretion shall determine the Borrowing Base in accordance with their respective customary practices and standards for oil and gas loans.

     SECTION 2.7.2. Semi-Annual Scheduled Determination of the Borrowing Base.
                    ---------------------------------------------------------
In addition, within ninety (90) days after each June 30 (commencing June 30,
2001) the Borrower will make available for review by the Agent and Syndication Agent monthly production data for each property included within the Oil and Gas Properties for the six (6) month period preceding such date together with the Borrower's projection of the rate of production and net operating income for such properties (in the aggregate). Also to be made available are the reserves, projected rate of income and net operating income on (i) any Oil and Gas Properties which were developed by the Borrower subsequent to the preceding December 31 and which are to be included in the Borrowing Base. Upon the receipt of a report relating to the Oil and Gas Properties, the Agent and Syndication Agent shall make a determination within 25 days of the receipt of such report of the Borrowing Base as of the preceding June 30. The determinations of the Borrowing Base shall be made in the same manner and be subject to the same approvals as prescribed above with respect to the annual review, and likewise the Agent shall communicate the results of each such determination to the Lenders. The Applicable Lenders may approve the determination of the Borrowing Base by written notice to the Agent within 10 days of the giving of notice of the determination by the Agent to such Lenders and the Agent will thereupon notify the Borrower of the Borrowing Base approved by the Applicable Lenders. If the Applicable Lenders fail to approve a determination of the Borrowing Base made by the Agent and Syndication Agent pursuant to this Section 2.7.2 within
                                                         -------------
such 10 days, then the Applicable Lenders shall, within an additional 5 days, make a determination of the Borrowing Base based on their sole discretion in accordance with their respective customary practices and standards for oil and gas loans.

     SECTION 2.7.3. Discretionary Determination of the Borrowing Base. If, in
                    -------------------------------------------------
addition to the foregoing scheduled annual and semi-annual determinations of the Borrowing Base, the Lenders (or the Applicable Lenders) shall be requested by the Borrower to redetermine the Borrowing Base, in their sole discretion based on their respective customary practices and standards for oil and gas loans, then the Borrower shall pay to the Agent a fee of $25,000 and to each Lender (other than the Agent) a fee of $12,500 in connection with such redetermination.

     SECTION 2.7.4. Reduction of the Borrowing Base Upon Sales of Oil and Gas
                    ---------------------------------------------------------
Properties. In the event of a sale, transfer, lease, contribution or other
----------
conveyance of an Oil and Gas Property as permitted pursuant to Section 7.2.7,
                                                               -------------
the Borrowing Base may be automatically reduced by an amount to be determined by the Agent and Syndication Agent with the approval of the Applicable Lenders in accordance with their respective customary standards for oil and gas loans on account of such sale, transfer, assignment, lease, contribution or other conveyance.

     SECTION 2.8.   Letters of Credit.
                    -----------------

     SECTION 2.8.1. Issuance Requests. By delivering to the Agent and the
                    -----------------
applicable Issuer an Issuance Request on or before 11:30 a.m. (U.S. Central time), the Borrower may request, from time to time prior to the Revolving Period Commitment Termination Date, Revolving Loan Letters of Credit and on not less than three nor more than ten Business Days' notice, that such Issuer issue an irrevocable Standby Letter of Credit or Documentary Letter of Credit in such form as may be mutually agreed to by the Borrower and such Issuer, in support of obligations of the Borrower incurred in the Borrower's ordinary course of business and which are described in such Issuance

Request. Upon receipt of an Issuance Request, the Agent shall promptly notify the Lenders thereof. Each Revolving Loan Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than five
                                 -------------------
Business Days before the Stated Maturity Date.

     SECTION 2.8.2. Issuances. On the terms and subject to the conditions of
                    ---------
this Agreement (including Article V), the Issuer shall issue Revolving Loan
                          ---------
Letters of Credit in accordance with the Issuance Requests made therefor. Each Issuer will make available the original of each Revolving Loan Letter of Credit which it issues in accordance with the Issuance Request therefor to the beneficiary thereof (and will promptly provide each of the Lenders and the Borrower with a copy of such Revolving Loan Letter of Credit). The Borrower will provide the Agent with a copy of each Other Letter of Credit on the day such Other Letter of Credit is issued.

     SECTION 2.8.3. Aggregate Amount Available Under Revolving Loan Letters of
                    ----------------------------------------------------------
Credit. The aggregate Stated Amount of all Revolving Loan Letters of Credit
------
outstanding at any one time shall not exceed $85,000,000 (the "Letter of Credit
                                                               ----------------
Sublimit") and after issuance of any Revolving Loan Letter of Credit, the
--------
aggregate Revolving Loan Letter of Credit Outstandings of all Revolving Loan Letters of Credit plus the aggregate principal amount of outstanding Loans shall not exceed the Commitment Amount.

     SECTION 2.8.4. Other Lenders' Participation. Each Revolving Loan Letter of
                    ----------------------------
Credit issued pursuant to Section 2.8.2 shall, effective upon its issuance and
                          -------------
without further action, be issued on behalf of all Lenders (including the Issuer thereof) pro rata according to their respective Percentages. Each Lender shall,
         --------
to the extent of its Percentage, be deemed irrevocably to have participated in the issuance of any such Revolving Loan Letter of Credit and shall be responsible to reimburse promptly the Issuer thereof for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with
Section 2.8.5, or which have been reimbursed by the Borrower but must be
-------------
returned, restored or disgorged by such Issuer for any reason, and each Lender shall, to the extent of its Percentage, be entitled to receive from the Agent a ratable portion of the letter of credit fees received by the Agent pursuant to
Section 3.3.3, with respect to each Letter of Credit. In the event that the
-------------
Borrower shall fail to reimburse any Issuer, or if for any reason Revolving Loans shall not be made to fund any Reimbursement Obligation, all as provided in
Section 2.8.5 and in an amount equal to the amount of any drawing honored by
-------------
such Issuer under a Letter of Credit issued by it, or in the event such Issuer must for any reason return or disgorge such reimbursement, such Issuer shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein calculated on the basis of its Percentage. Each Lender shall make available to such Issuer, whether or not any Default shall have occurred and be continuing, an amount equal to its respective participation, calculated on the basis of its Percentage, in same day or immediately available funds at the office of such Issuer specified in such notice if the Issuer shall notify the Agent on or before 11:30 a.m. (U.S. Central time) of any Business Day by the close of business on such Business Day or if the Issuer shall notify the Agent after 11:30 a.m. (U.S. Central time) of any Business Day not later than 11:30 a.m. (U.S. Central time) on the Business Day (under the laws of the jurisdiction of such Issuer) after the date notified by such Issuer. In the event that any Lender fails to make available to such Issuer the amount of such Lender's participation in such Letter of Credit as provided herein, such Issuer shall be entitled to recover such amount on demand from such Lender together with interest at the daily average

Federal Funds Rate for three Business Days (together with such other compensatory amounts as may be required to be paid by such Lender to the Agent pursuant to the Rules for Interbank Compensation of the council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time) and thereafter at the LIBO Rate plus the LIBO Rate Applicable Margin. Nothing in this Section 2.8.4 shall be deemed to prejudice
                                   -------------
the right of any Lender to recover from any Issuer any amounts made available by such Lender to such Issuer pursuant to this Section 2.8.4 in the event that it
                                            -------------
is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuer in respect of which payment was made by such Lender constituted gross negligence or wilful misconduct on the part of such Issuer. Each Issuer shall distribute to each other Lender which has paid all amounts payable by it under this Section 2.8.4 with respect to any Letter of
                                     -------------
Credit issued by such Issuer such other Lender's Percentage of all payments received by such Issuer from the Borrower in reimbursement of drawings honored by such Issuer under such Letter of Credit when such payments are received.

     SECTION 2.8.5. Disbursements. Each Issuer will notify the Borrower and the
                    -------------
Agent promptly of the presentment for payment of any Letter of Credit, together with notice of the date (the "Disbursement Date") such payment shall be made.
                              -----------------
Subject to the terms and provisions of such Letter of Credit, the applicable Issuer shall make such payment (the "Disbursement") to the beneficiary (or its
                                     ------------
designee) of such Letter of Credit. Prior to 11:30 a.m. (U.S. Central time) on the Disbursement Date, the Borrower will reimburse the applicable Issuer for all amounts which it has disbursed under the Letter of Credit. In the event the applicable Issuer is not reimbursed by the Borrower on the Disbursement Date, or if such Issuer must for any reason return or disgorge such reimbursement, the Lenders (including such Issuer) shall, on the terms and subject to the conditions of this Agreement, fund the Reimbursement Obligation therefor by making, on the next Business Day, Revolving Loans (in accordance with each Lender's Percentage without regard to whether the underlying Disbursement arises with respect to a Revolving Loan Letter of Credit) which are Base Rate Loans as provided in Section 2.1.1 (the Borrower being deemed to have given a timely
            -------------
Borrowing Request therefor for such amount); provided, however, for the purpose
                                             --------  -------
of determining the availability of the Commitments to make Loans immediately prior to giving effect to the application of the proceeds of such Loans, such Reimbursement Obligation shall be deemed not to be outstanding at such time. To the extent the applicable Issuer is not reimbursed in full in accordance with the preceding sentences, the Borrower's Reimbursement Obligation shall accrue interest at a fluctuating rate determined by reference to the LIBO Rate, plus a margin of 2% per annum, payable on demand.

     SECTION 2.8.6. Reimbursement. The Borrower's obligation (a "Reimbursement
                    -------------                                -------------
Obligation") under Section 2.8.5 to reimburse an Issuer with respect to each
----------         -------------
Disbursement (including interest thereon), and each Lender's obligation to make participation payments in each drawing which has not been reimbursed by the Borrower, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which the Borrower may have or have had against any Lender or any beneficiary of a Letter of Credit, including any defense based upon the occurrence of any Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any disbursement to conform to the terms of the applicable Letter of Credit (if, in the applicable Issuer's good faith opinion, such disbursement is determined to be appropriate)
or any non-application or misapplication by the beneficiary of the proceeds of such disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit; provided, however, that nothing herein
                                         --------  -------
shall adversely affect the right of the Borrower or any Lender to commence any proceeding against the applicable Issuer for any wrongful disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of such Issuer.

     SECTION 2.8.7. Deemed Disbursements. Upon either (i) the occurrence and
                    --------------------
during the continuation of an Event of Default pursuant to Section 8.1.9 or the
                                                           -------------
occurrence of the Revolving Period Commitment Termination Date or (ii) the declaration by the Agent of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the commitments (if not theretofore terminated) to be terminated as provided in
Section 8.3, an amount equal to that portion of Letter of Credit Outstandings
-----------
attributable to outstanding and undrawn Letters of Credit shall, at the election of the applicable Issuer acting on instructions from the Required Lenders, and without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by such Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and, upon notification by such Issuer to the Agent and the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse such Issuer the amount deemed to have been so paid or disbursed by such Issuer. Any amounts so received by such Issuer from the Borrower pursuant to this Section shall be delivered to the Agent to be held as collateral security for the repayment of the Borrower's obligations in connection with the Letters of Credit. All amounts on deposit pursuant to this Section 2.8.7 shall, until their application to any
                            -------------
Obligation or their return to the Borrower, as the case may be, at the Borrower's written request, be invested in high grade short-term liquid investments acceptable to Agent and designated by the Borrower, which investments shall be held by the Agent as additional collateral security for the repayment of the Borrower's Obligations under and in connection with the Letters of Credit and all other Obligations. Any losses, net of earnings, and reasonable fees and expenses of such investments shall be charged against the principal amount invested. The Agent, the Issuer and the Lenders shall not be liable for any loss resulting from any investment made by the Agent at the Borrower's request. The Agent is not obligated hereby, or by any other Loan Document, to make or maintain any investment, except upon written request by the Borrower. At any time when such Letters of Credit shall terminate and all Obligations to each Issuer are either terminated or paid or reimbursed to each Issuer in full, the Obligations of the Borrower under this Section 2.8.7 shall be reduced
                                       -------------
accordingly (subject, however, to reinstatement in the event any payment in respect of any of such Letters of Credit is recovered in any manner from such Issuer), and the Agent will return to the Borrower the excess, if any, of the aggregate amount held by the Agent and not theretofore applied to any Reimbursement Obligation. At such time when all Events of Default shall have been cured or waived, if the Revolving Period Commitment Termination Date shall not have occurred for any reason, the Agent shall return to the Borrower all amounts then on deposit with the Agent pursuant to this Section 2.8.7.
                                                        -------------

     SECTION 2.8.8. Nature of Reimbursement Obligations. The Borrower shall
                    -----------------------------------
assume all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Neither any Issuer, the Agent nor any Lender (except to the extent of its own gross negligence or wilful misconduct) shall be responsible for: (a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged; (b) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason; (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit; (d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, facsimile or otherwise; or (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit or of the proceeds thereof. None of the foregoing shall affect, impair, or prevent the vesting of any of the rights or powers granted any Issuer or any Lender hereunder. In furtherance and extension, and not in limitation or derogation, of any of the foregoing, any action taken or omitted to be taken by any Issuer in good faith shall be binding upon the Borrower and shall not put such Issuer under any resulting liability to the Borrower.

     SECTION 2.8.9. Increased Costs; Indemnity. If by reason of (a) any change
                    --------------------------
in applicable law, regulation, rule, decree or regulatory requirement or any change in the interpretation or application by any judicial or regulatory authority of any law, regulation, rule, decree or regulatory requirement, or (b) compliance by any Issuer or any Lender with any direction, or requirement of any governmental or monetary authority, including Regulation D of the F.R.S. Board:
(i) any Issuer or any Lender shall be subject to any tax (other than taxes on net income and franchises), levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this Section 2.8, whether directly or by
                                          -----------
such being imposed on or suffered by such Issuer or such Lender; (ii) any reserve, deposit or similar requirement is or shall be applicable, increased, imposed or modified in respect of any Letters of Credit issued by any Issuer or participations therein purchased by any Lender; or (iii) there shall be imposed on any Issuer or any Lender any other condition regarding this Section 2.8, any
                                                               -----------
Letter of Credit or any participation therein, and the result of the foregoing is directly to increase the cost to such Issuer or such Lender of issuing or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce any amount receivable in respect thereof by such Issuer or such Lender, then and in any such case such Issuer or such Lender may, at any time after the additional cost is incurred or the amount received is reduced, notify the Agent and the Borrower thereof, and the Borrower shall pay within 10 days of demand such amounts as such Issuer or Lender may in good faith specify to be necessary to compensate such Issuer or Lender for such additional cost or reduced receipt, together with interest on such amount from the date demanded until payment in full thereof at a rate equal at all times to the Alternate Base Rate per annum. The determination by such Issuer or Lender, as the case may be, of any amount due pursuant to this Section 2.8.9, as set forth
                                                    -------------
in a statement setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     In addition to amounts payable as elsewhere provided in this Section 2.8,
                                                                  ------------
the Borrower hereby indemnifies, exonerates and holds each Issuer, the Agent and each Lender harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether such Issuer, the Agent or such

Lender is a party to the action for which indemnification is sought), including reasonable attorneys' fees and disbursements, which such Issuer, the Agent or such Lender may incur or be subject to as a consequence, direct or indirect, of the issuance of the Letters of Credit, other than as a result of the gross negligence or wilful misconduct of such Issuer as determined by a court of competent jurisdiction, or the failure of such Issuer to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future government or governmental authority.

     SECTION 2.8.10. Letter of Credit Collateral Account. The Borrower hereby
                     -----------------------------------
agrees that it will, until the final expiration date of any Letter of Credit and thereafter as long as any amount is payable to the Lenders in respect of any Letter of Credit, maintain a special collateral account (the "Letter of Credit
                                                              ----------------
Collateral Account") with the Agent, in the name of the Borrower but under the
------------------
sole dominion and control of the Agent, for the benefit of the Lenders and in which the Borrower shall have no interest other than as set forth in Section
                                                                     -------
3.1.2. The Agent will invest any funds on deposit from time to time in the
-----
Letter of Credit Collateral Account in short term investments, having a maturity not exceeding 30 days. Nothing in this Section 2.8.10 shall (i) obligate the
                                       --------------
Borrower to deposit any funds in the Letter of Credit Collateral Account, (ii) obligate the Agent to require the Borrower to deposit any funds in the Letter of Credit Collateral Account or (iii) limit the right of the Agent to release any funds held in the Letter of Credit Collateral Account, other than as required by
Section 3.1.2. The Borrower hereby grants to the Agent for the benefit of the
-------------
Lenders a security interest in the Letter of Credit Collateral Account and any funds or investments in such account.

                                  ARTICLE III

                  REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1.   Repayments and Prepayments. The Borrower shall make
                    --------------------------
mandatory repayments and prepayments and may also make voluntary prepayments from time to time pursuant to this Section 3.1. Each prepayment made pursuant to
                                   -----------
this Section shall be without premium or penalty, except as may be required by
Section 4.4.
-----------

     SECTION 3.1.1. Repayments. The Borrower shall repay in full the unpaid
                    ----------
aggregate principal amount of each Loan upon the Stated Maturity Date.

     SECTION 3.1.2. Mandatory Prepayments on Loans. If at any time, the
                    ------------------------------
aggregate principal amount of all Senior Debt outstanding shall exceed the Borrowing Base then in effect, the Borrower shall, at the Borrower's option, either (a) forthwith repay a portion of the Loans in an aggregate principal amount equal to such excess or (b) pay an amount equal to such excess in no more than six substantially equal monthly installments, the first such payment to be due within five days after the date on which it is first determined that such principal amount of Senior Debt exceeds the Borrowing Base, and the remaining payments due on the numerically corresponding day of each of the subsequent months so that, upon the conclusion of such mandatory prepayments, the aggregate principal amount of all outstanding Senior Debt does not exceed the Borrowing Base; provided that if the aggregate principal amount of all Senior Debt outstanding shall exceed the Borrowing Base

(i) as a result of the reduction of the Borrowing Base pursuant to Section 7.2.7
                                                                           -----
or (ii) without any reduction in the Borrowing Base, then the foregoing clause
(b) shall not apply. If a subsequent month does not contain a numerically corresponding day, the Borrower shall make such payment on the last Business Day of such month, or if the numerically corresponding day is not a Business Day, such payment will be due on the preceding Business Day. In the event the aggregate of all Letter of Credit Outstandings exceeds the Letter of Credit Sublimit, the Borrower shall reduce the Letter of Credit Outstandings by an amount equal to such excess or deposit cash collateral into the Letter of Credit Collateral Account on account of and to secure its Obligations with respect to Letters of Credit then in effect and not otherwise fully collateralized, such cash deposits to be in an amount equal to such excess. In addition, in the event the sum of the aggregate Letter of Credit Outstandings of all Letters of Credit plus the aggregate principal amount of outstanding Loans exceeds the Commitment Amount, the Borrower shall first make a mandatory prepayment of the outstanding principal amount of the Loans, and second, deposit cash collateral in the Letter of Credit Collateral Account, such prepayments and/or cash deposits to be in an aggregate amount equal to such excess. Mandatory prepayments pursuant to this
Section 3.1.2 shall be in addition to and not in lieu of principal payments
-------------
required pursuant to Section 3.1.1; provided, that such mandatory prepayments
                     -------------  --------  ----
shall be applied against the next scheduled repayment or repayments required pursuant to Section 3.1.1 if, as of the date for such scheduled repayment, after
            -------------
giving effect to such scheduled repayment, the Senior Debt shall be less than or equal to the Borrowing Base then in effect.

     The Borrower shall, on each date when any reduction in the Revolving Period Commitment Amount shall become effective pursuant to Section 2.2.1, make a
                                                     -------------
mandatory prepayment of all Revolving Loans equal to the excess, if any, of the aggregate, outstanding principal amount of all Revolving Loans over the Revolving Period Commitment Amount as so reduced and/or deposit cash collateral in the Letter of Credit Collateral Account, such prepayments and or cash deposits to be in an aggregate amount equal to such excess.

     SECTION 3.1.3. Repayment Upon Acceleration. The Borrower shall, immediately
                    ---------------------------
upon any acceleration of the Stated Maturity Date of any Loans pursuant to
Section 8.2 or 8.3, repay all Loans.
-----------    ---

     SECTION 3.1.4. Voluntary Repayments. The Borrower may, from time to time on
                    --------------------
any Business Day prior to the Stated Maturity Date, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided,
                                                                       --------
however, that (i) any such prepayment (other than a prepayment pursuant to
-------
Section 2.1.6) shall be made pro rata among Loans of the same type and, if
-------------                --- ----
applicable, having the same Interest Period of all Lenders; (ii) no such prepayment of any LIBO Rate Loan (other than a prepayment pursuant to Section 2.1.6) may be made on any day other than the last day of the Interest Period for
-----
such Loan unless Borrower also pays all costs due pursuant to Section 4.4 at the
                                                              -----------
time of such prepayment; and (iii) all such voluntary partial prepayments (other than a prepayment pursuant to Section 2.1.6) shall be in an aggregate minimum
                                      -----
amount of $300,000 for Base Rate Loans and $1,000,000 for LIBO Rate Loans and an integral multiple of $100,000; provided that after giving effect to such partial prepayment, any outstanding LIBO Rate Loans with the same Interest Period, if any, shall be in a minimum aggregate principal amount of at least $5,000,000. Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. No voluntary
                                                 -----------
prepayment
of principal of any Revolving Loans shall cause a reduction in the Revolving Period Commitment Amount.

     SECTION 3.2.   Interest Provisions. Interest on the outstanding principal
                    -------------------
amount of Loans shall accrue and be payable in accordance with this Section 3.2.
                                                                    -----------

     SECTION 3.2.1. Rates. Pursuant to an appropriately delivered Borrowing
                    -----
Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum: (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Base Rate Applicable Margin; and (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the LIBO Rate Applicable Margin.

     The "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made,
          ---------------------------
continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

          LIBO Rate           =                   LIBO Rate
                                       ------------------------------
     (Reserve Adjusted)                1.00 - LIBOR Reserve Percentage

     The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Agent from Bank of Montreal, two Business Days before the first day of such Interest Period.

     "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the
      ---------
rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to Bank of Montreal's LIBOR Office in the London interbank market as at or about 10:00 a.m. U.S. Central time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of Bank of Montreal's LIBO Rate Loan and for a period approximately equal to such Interest Period.

     "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO
      ------------------------
Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate deter mined as applicable to such LIBO Rate Loan.

     SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of
                    -------------------
any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate plus a margin of 2%.

     SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be
                    -------------
payable, without duplication: (a) on the Stated Maturity Date therefor; (b) except in the case of voluntary prepayment of Base Rate Loans, on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan; (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the date of the initial Borrowing hereunder; (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on the 90th day of such Interest Period); and (e) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such
                        -----------    -----------
acceleration. Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION 3.3.   Fees. The Borrower agrees to pay the fees set forth in this
                    ----
Section 3.3. All such fees shall be non-refundable.
-----------

     SECTION 3.3.1. Commitment Fee. The Borrower agrees to pay to the Agent for
                    --------------
the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of Article V) commencing on the Effective Date and
                         ---------
continuing through the Revolving Period Commitment Termination Date, a commitment fee at the rate of (i) during any period when the ratio (expressed as a percentage) of the outstanding principal of Senior Debt, including any Loans outstanding, to the Borrowing Base then in effect is greater than 95%, 0.50% per annum, (ii) during any period when the ratio (expressed as a percentage) of the outstanding principal of Senior Debt, including any Loans outstanding, to the Borrowing Base then in effect is greater than 80% but less than or equal to 95%, 0.425% per annum, (iii) during any period when the ratio (expressed as a percentage) of the outstanding principal of Senior Debt, including any Loans outstanding, to the Borrowing Base then in effect is greater than 60% but less than or equal to 80%, 0.375% per annum, (iv) during any period when the ratio (expressed as a percentage) of the outstanding principal of Senior Debt, including any Loans outstanding, to the Borrowing Base then in effect is greater than 40% but less than or equal to 60%, 0.325% per annum and (v) during any period when the ratio (expressed as a percentage) of the outstanding principal of Senior Debt, including any Loans outstanding, to the Borrowing Base then in effect is less than or equal to 40%, 0.325% per annum on each Lender's Percentage of the average daily unused portion of the Maximum Commitment Amount. Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing on March 1, 2001, and ending on the Revolving Period Commitment Termination Date.

         SECTION 3.3.2. Agent's and Amendment Fees. The Borrower agrees to pay
                        --------------------------
to the Agent for its own account and for the account of each Lender, the fees as set forth in the letter agreement between the Borrower and the Agent dated November 13, 2000.

         SECTION 3.3.3. Letter of Credit Face Amount Fee. The Borrower agrees to
                        --------------------------------
pay to the Agent, for the account of each Lender, a fee for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires, at a per annum rate equal to the Revolving Loan Letter of Credit Applicable Margin on the outstanding face amount of each Letter of Credit in the case of Revolving Loan Letters of Credit. Borrower also agrees to pay to the Agent, for the account of the Issuer, a fronting fee of 0.125% per annum on the face amount of each Letter of Credit issued.

                                  ARTICLE IV

                    CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION 4.1.       If LIBO Rate Lending Unlawful. If any Lender shall
                        -----------------------------
determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of all Lenders to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION 4.2.       If Deposits Unavailable. If the Agent shall have
                        -----------------------
determined that (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to Bank of Montreal in its relevant market; or
(b) by reason of circumstances affecting Bank of Montreal's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section
                                                      -----------     -------
2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate
---
Loans shall forthwith be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION 4.3.       Increased LIBO Rate Loan Costs, etc. The Borrower agrees
                        -----------------------------------
to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans; provided, the Borrower shall only be obligated to reimburse a Lender in respect of such increases or reductions if such Lender is generally seeking such reimbursement from similar borrowers under similar circumstances and Borrower shall not be obligated to reimburse a Lender in respect of such increases or reductions in respect of any period prior to notice thereof to Borrower. Such Lender shall promptly notify the Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.4.     Funding Losses. In the event any Lender shall incur any
                      --------------
loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1
                                                                   -----------
or otherwise; (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor; then, upon the written notice of such Lender to the Borrower (with a copy to the Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.5.     Increased Capital Costs. If any change in, or the
                      -----------------------
introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments or the Borrowings made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall, within 5 days of its receipt of such notice, pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return; provided, the Borrower shall only be obligated to pay such amounts to a Lender if such Lender is generally seeking payment in respect of such amounts from similar borrowers under similar circumstances and Borrower shall not be obligated to reimburse a Lender in respect of such amounts in respect of any period prior to such notice to the Borrower. A statement of such Lender as to any such additional amount or amounts calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any reasonable method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION 4.6.     Taxes. In the event that any withholding or deduction from
                      -----
any payment to be made by the Borrower hereunder is required in respect of any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's or Issuer's net income or receipts (such non-excluded items being called "Taxes") pursuant to any applicable law, rule or regulation,
                    -----
then the Borrower will (a) pay directly to the relevant authority the full amount required to be so withheld or deducted; and (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority.

     If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders or the Issuer, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders or the Issuer, as the case may be, for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6,
                                                                    -----------
a distribution hereunder by the Agent or any Lender or Issuer to or for the account of any Lender or Issuer shall be deemed a payment by the Borrower.

     Upon the request of the Borrower or the Agent, each Lender and Issuer that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes, execute and deliver to the Borrower and the Agent, on or about the first scheduled payment date in each Fiscal Year, one or more (as the Borrower or the Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender or Issuer is exempt from withholding or deduction of Taxes.

     SECTION 4.7.     Payments, Computations, etc. Unless otherwise expressly
                      ---------------------------
provided, all payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Agent for the pro
                                                                           ---
rata account of the Lenders or the Issuer entitled to receive such payment. All
----
such payments required to be made to the Agent shall be made, without setoff, deduction or counterclaim, not later than 12:00 Noon, United States Central time, on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds to each Lender or Issuer its share, if any, of such payments received by the Agent for the account of such Lender or Issuer. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the
                                                         ----------
definition of the term "Interest Period" with respect to LIBO Rate Loans) be
                        ---------------
made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION 4.8.     Sharing of Payments. If any Lender shall obtain any
                      -------------------
payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or participation in a Letter of Credit (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) in excess
                                            ------------  ---     ---
of its pro rata share (calculated by reference to such Lender's Percentage) of
       --- ----
payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them and participations in Letters of Credit held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably (calculated by reference to such Lender's Percentage) with each of them; provided, however, that if all or any portion of the excess payment or other
--------  -------
recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery (calculated by reference to such Lender's Percentage) together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) the total amount so recovered from the
                         --
purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.8 may, to the fullest extent permitted by law,
                 -----------
exercise all its rights of payment (including pursuant to Section 4.9) with
                                                          -----------
respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 4.8 applies, such Lender
                                                -----------
shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this
Section 4.8 to share in the benefits of any recovery on such secured claim.
-----------

     SECTION 4.9.     Setoff. Each Lender and Issuer shall, upon the occurrence
                      ------
of any Default described in clauses (a) through (d) of Section 8.1.9 with
                            ----------          ---    -------------
respect to the Borrower or any of its Subsidiaries or any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender and Issuer a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender or Issuer; provided, however, that any such appropriation and application shall be subject
--------  -------
to the provisions of Section 4.8. Each Lender and Issuer agrees promptly to
                     -----------
notify the Borrower and the Agent after any such setoff and application made by such Lender or Issuer; provided, however, that the failure to give such notice
                       --------  -------
shall not affect the validity of such setoff and application. The rights of each Lender and Issuer under this Section 4.9 are in addition to other rights and
                             -----------
remedies (including other rights of setoff under applicable law or otherwise) which such Lender or Issuer may have.

     SECTION 4.10.    Use of Proceeds. The Borrower shall apply the proceeds of
                      ---------------
each Borrowing in accordance with the fifth recital; provided that the Borrower
                                      ----- -------
will not and will not permit any Subsidiary to use any proceeds to fund an Acquisition not approved by the board of directors or other governing body of the target or selling company or to acquire any "margin stock" (as defined in F.R.S. Regulation U) in violation of Regulation T, X or U of the Board of Governors of the Federal Reserve System.

                                   ARTICLE V

                            CONDITIONS TO BORROWING

     SECTION 5.1.     Initial Borrowing. The obligations of the Lenders to fund
                      -----------------
the initial Borrowing and to issue the initial Letter of Credit shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.
              -----------

     SECTION 5.1.1.   Resolutions, etc. The Agent shall have received from the
                      ----------------
Borrower a certificate, dated the date of the initial Borrowing or the issuance of the initial Letter of Credit, of its Secretary or Assistant Secretary as to
(a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it; and (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of the Borrower canceling or amending such prior certificate.

     SECTION 5.1.2.   Delivery of Notes.  The Agent shall have received, for
                      -----------------
the account of each Lender, its Note duly executed and delivered by the Borrower.

     SECTION 5.1.3.   [Reserved].
                       --------

     SECTION 5.1.4.   Compliance with Representations and Warranties. The Agent
                      ----------------------------------------------
shall have received a certificate from an Authorized Officer confirming compliance with Section 5.2.1 and stating that, after giving effect to Loans or
                -------------
Letters of Credit comprising the initial Borrowings, Senior Debt shall not exceed the Borrowing Base then in effect.

     SECTION 5.1.5.   Opinions of Counsel. The Agent shall have received an
                      -------------------
opinion, dated the date of the initial Borrowing and addressed to the Agent and all Lenders and Issuers, from Conner & Winters, a Professional Corporation, counsel to the Borrower, substantially in the form of Exhibit E-1 hereto and the
                                                      -----------
Agent shall be satisfied that it will receive within 30 days of the initial Borrowing an opinion from Conner & Winters, a Professional Corporation, counsel to the Borrower, substantially in the form of Exhibit E-2 hereto.
                                              -----------

     SECTION 5.1.6.   Closing Fees, Expenses, etc. The Agent shall have received
                      ---------------------------
for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 10.3 and
                                                     ------------     ----
any fees due under the Existing Credit Agreement, if then invoiced.

     SECTION 5.1.7.   [Reserved].
                       --------

     SECTION 5.2.     Conditions Precedent to Revolving Loans. The obligation of
                      ---------------------------------------
each Lender to fund any Revolving Loan and of each Issuer to issue a Letter of Credit on the occasion of any Borrowing (including the initial Borrowing) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.
                                                                   -----------

     SECTION 5.2.1.   Compliance with Warranties, No Default, etc. Both before
                      -------------------------------------------
and after giving effect to any Borrowing (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other
               -------------
Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct: (a) the representations and warranties set forth in Article VI (excluding, however,
                                                ----------
those contained in Section 6.7) shall be true and correct with the same effect
                   -----------
as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date); (b) except as disclosed by the Borrower to the Agent and the Lenders pursuant to Section 6.7 (i) no labor controversy, litigation, arbitration or
            -----------
governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 which might materially adversely
                                 -----------
affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries; (c) no Default shall have then occurred and be continuing, and neither the Borrower nor any of its Subsidiaries are in material violation of any law or governmental regulation or court order or decree; (d) the Borrower is in compliance with the Current Ratio and Tangible Net Worth tests required by Section 7.2.4, and, immediately after giving effect
                            -------------
to the proposed Borrowing, the Senior Debt of the Borrower shall not exceed the Borrowing Base and (e) the Loans and Letters of Credit requested will constitute "Designated Senior Indebtedness" pursuant to the Indenture, as defined therein.

     SECTION 5.2.2.   Borrowing Request. The Agent shall have received a
                      -----------------
Borrowing Request for such Borrowing of a Loan and an Issuance Request for each Borrowing which is in the form of the issuance of a Letter of Credit. Each of the delivery of a Borrowing Request or Issuance Request shall constitute a representation and warranty by the Borrower that, on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof), the statements made in Section 5.2.1 are
                                                             -------------
true and correct.

     SECTION 5.2.3.   Satisfactory Legal Form. All documents executed or
                      -----------------------
submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.

     SECTION 5.3.     [Reserved.]

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders and the Agent to enter into this Agreement and to make Loans hereunder, and the Issuer to issue Letters of Credit and the Lenders to participate in Letters of Credit, the Borrower represents and warrants unto the Agent and each Lender and Issuer as set forth in this Article
                                                                        -------
VI.
--
     SECTION 6.1.     Organization, etc. The Borrower and each of its
                      -----------------
Subsidiaries is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     SECTION 6.2.     Due Authorization, Non-Contravention, etc. The execution,
                      -----------------------------------------
delivery and performance by the Borrower of this Agreement, the Notes and each other Loan Document executed or to be executed by it, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (a) contravene the Borrower's Organic Documents; (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

     SECTION 6.3.     Government Approval, Regulation, etc. No authorization or
                      ------------------------------------
approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Agreement, the Notes or any other Loan Document. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 6.4.     Validity, etc. This Agreement constitutes, and the Notes
                      -------------
and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

     SECTION 6.5.     Financial Information. The consolidated balance sheet of
                      ---------------------
the Borrower and its Subsidiaries as at September 30, 2000, and the related consolidated statements of earnings and cash flows of the Borrower and its Subsidiaries, copies of which have been furnished to the Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at the date thereof and the results of their operations for the period then ended.

     SECTION 6.6.     No Material Adverse Change. Since the date of the
                      --------------------------
financial statements described in Section 6.5, other than changes resulting from
                                  -----------
fluctuations in oil and gas prices, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, except as disclosed in
Item 6.6 of the Disclosure Schedule.

     SECTION 6.7.     Litigation, Labor Controversies, etc. There is no pending
                      ------------------------------------
or, to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues, which may materially adversely affect the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, except as disclosed in
Item 6.7 ("Litigation") of the Disclosure Schedule.
--------

     SECTION 6.8.     Subsidiaries.  The Borrower has no Subsidiaries, except
                      ------------
those Subsidiaries which are identified in Item 6.8 ("Existing Subsidiaries")
                                           --------
of the Disclosure Schedule.

     SECTION 6.9.     Ownership of Properties. The Borrower and each of its
                      -----------------------
Subsidiaries owns good and defensible title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like), except those which would not have a material adverse effect on the financial conditions, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, and except as permitted pursuant to Section 7.2.3. For the purposes of
                                             -------------
this representation, good and defensible title shall mean record title which may be subject to minor defects and irregularities which (a) do not materially reduce Borrower's net revenue interests or increase Borrower's working interests (without a corresponding and proportional increase in Borrower's net revenue interests) therein, and (b) are not likely to interfere materially with the benefit and enjoyment of production from such properties.

     SECTION 6.10.    Taxes. To the best of the Borrower's knowledge, Borrower
                      -----
and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 6.11.    Pension and Welfare Plans. No steps have been taken to
                      -------------------------
terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

     SECTION 6.12.    Environmental Warranties. To the best of Borrower's
                      ------------------------
knowledge after reasonable investigation, except as set forth in Item 6.12
                                                                 ---------
("Environmental Matters") of the Disclosure Schedule: (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in material compliance with all Environmental Laws; (b) there have been no past, and there are no pending or threatened (i) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or (ii) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law; (c) there have been no Releases (or, in Argentina, release) of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole; (d) the Borrower and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses; (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up; (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole; (g) neither Borrower nor any Subsidiary of the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA; (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole; and (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower or any Subsidiary which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law which singly or in the aggregate have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole.


     SECTION 6.13.    Regulations U and X. The Borrower is not engaged in the
                      -------------------
business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board

Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION 6.14.    Accuracy of Information. All factual information
                      -----------------------
heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Agent or any Lender or Issuer for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Agent or any Lender or Issuer will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agent and such Lender or Issuer, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

     SECTION 6.15.    No Default. Neither the Borrower nor any Subsidiary is in
                      ----------
default in any respect materially and adversely affecting the business, property, assets, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, with respect to any indenture, mortgage, deed of trust or other agreement or instrument to which the Borrower is a party or by which the Borrower or its properties is/are bound or affected.

     SECTION 6.16.    No Violation of Applicable Law. To the best of the
                      ------------------------------
Borrower's knowledge, neither the Borrower nor any of its Subsidiaries has violated any applicable statute, regulation or ordinance of the United States of America or any foreign country, or any state, municipality or other jurisdiction, or of any agency thereof in any respect materially and adversely affecting the business, property, assets, operations or condition, financial or otherwise, of Borrower and its Subsidiaries, taken as a whole, and the Borrower has not received any notice of probable violation from the Department of Energy or the Environmental Protection Agency. The Borrower is using the Borrower's best efforts to comply or cause its Subsidiaries to comply with all statutes, rules and regulations relating to environmental standards and controls in all jurisdictions where the Borrower and its Subsidiaries are presently doing business.

     SECTION 6.17.    Permits. The Borrower and its Subsidiaries have all
                      -------
governmental and private permits, certificates, consents and franchises which in any respect are material to the business, property, assets, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries to carry on the Borrower's and such Subsidiaries' business as now being conducted, and to own or lease and operate the Borrower's and such Subsidiaries' properties as now owned or leased. All such governmental and private permits, certificates, consents and franchises are valid and subsisting, and the Borrower and its Subsidiaries are not in violation thereof in a manner which would have a material and adverse effect thereon.

                                  ARTICLE VII

                                   COVENANTS


     SECTION 7.1.     Affirmative Covenants. The Borrower agrees with the Agent
                      ---------------------
and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.1.
                  -----------

     SECTION 7.1.1.   Financial Information, Reports, Notices, etc. The
                      --------------------------------------------
Borrower will furnish, or will cause to be furnished, to each Lender and the Agent copies of the following financial statements, reports, notices and information: (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief accounting or financial Authorized Officer of the Borrower; (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, a complete copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) by Arthur Andersen LLP or other independent public accountants selected by the Borrower and reasonably acceptable to the Agent and the Required Lenders, together with a certificate from such accountants (i) containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in
Section 7.2.4 and (ii) containing a computation of the Consolidated Interest
-------------
Coverage Ratio (as defined in the Indenture) as of the date of such statements and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, being taken to cure it; (c) as soon as available and in any event within 45 days after the end of each Fiscal Quarter, a certificate, executed by the chief accounting or financial Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent) (i) compliance with the financial covenants set forth in Section 7.2.4 and (ii)
                                                     -------------
containing a computation of the Consolidated Interest Coverage Ratio (as defined in the Indenture) as of the date of such statements; (d) forthwith upon the occurrence of each Default, a statement of the chief accounting or financial Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;
(e) as soon as possible and in any event within three days after (i) the occurrence of any adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section 6.7, or (ii) the
                                              -----------
commencement of any labor controversy, litigation, action or proceeding of the type described in Section 6.7, notice thereof and copies of all documentation
                  -----------
relating thereto; (f) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, and all reports and registration statements which the Borrower or any of its Subsidiaries files with the

Securities and Exchange Commission or any national securities exchange; (g) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan, if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto; and (h) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through the Agent may from time to time reasonably request.

     SECTION 7.1.2.   Compliance with Laws, etc. The Borrower will, and will
                      -------------------------
cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. The Borrower will maintain and preserve its corporate existence and qualification as a foreign corporation.

     SECTION 7.1.3.   Maintenance of Properties. The Borrower will, and will
                      -------------------------
cause each of its Subsidiaries to, maintain, preserve, protect and keep its material properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, all in accordance with approved practices of prudent operators and standards prevailing in the oil and gas industry and within limits imposed by joint operating agreements.

     SECTION 7.1.4.   Insurance. The Borrower will, and will cause each of its
                      ---------
Subsidiaries to, maintain or cause to be maintained, with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon request of the Agent, furnish to each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

     SECTION 7.1.5.   Books and Records. The Borrower will, and will cause
                      -----------------
each of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Agent and each Lender and Issuer or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and to examine any of its books or other corporate records.

     SECTION 7.1.6.   Environmental Covenant. The Borrower will, and will
                      ----------------------
cause each of its Subsidiaries to (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; (b) immediately notify the Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, and shall promptly cure and have dismissed with prejudice any actions and proceedings relating to compliance with Environmental Laws; and (c) provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this Section 7.1.6.
     -------------

     SECTION 7.1.7. Employee Benefit Plans. With respect to each Plan of
                    ----------------------
Borrower, if any: (a) at all times make prompt payments of contributions with respect to each such Plan, so as to meet the minimum funding standards required by sections 302 through 305 of ERISA; (b) upon the receipt of reasonable written request from the Lenders, promptly furnish the Lenders with copies of each report required to be filed pursuant to (S)103 of ERISA in connection with such Plan for each plan-year, including any certified financial statements or actuarial statements required under said (S)103; (c) immediately notify the Lenders of any fact, including, but not limited to, any "Reportable Event" (as that term is defined in (S)4043 of ERISA) arising in connection with any such Plan which might constitute grounds for the termination thereof or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, and, within thirty (30) days after the occurrence of any Reportable Event, deliver to the Lenders a statement from Borrower's President detailing such Reportable Event and Borrower's proposed action with respect thereto; and (d) promptly upon their request therefor, furnish the Lenders such additional information concerning any such Plan as the Lenders may reasonably request.

     SECTION 7.1.8. Designated Senior Indebtedness. The Borrower and the Lenders
                    ------------------------------
hereby agree that all Obligations of the Borrower pursuant to this Agreement and each other Loan Document constitute Designated Senior Indebtedness (as defined in the Indenture) for purposes of the Indenture. The Borrower furthermore agrees that it shall deliver all notices and take such other action as may be required by the Indenture such that the Obligations of the Borrower under this Agreement shall at all times constitute Designated Senior Indebtedness.

     SECTION 7.2.   Negative Covenants. The Borrower agrees with the Agent and
                    ------------------
each Lender and Issuer that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.2.
                              -----------

     SECTION 7.2.1. Business Activities. The Borrower will not, and will not
                    -------------------
permit any of its Subsidiaries to, engage in any business activity, except those described in the first recital and such activities as may be incidental or
                 -------------
related thereto.


     SECTION 7.2.2. Indebtedness. The Borrower will not, and will not permit any
                    ------------
of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following: (a) Indebtedness in respect of the Loans and other Obligations; (b) Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(b) ("Ongoing Indebtedness") of the Disclosure Schedule;
              -------------
(c) unsecured trade debt incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);
(d) lease obligations under leases covering Borrower's or any of its Subsidiary's business premises (which shall include storage yard facilities);
(e) lease obligations arising from the leasing of equipment located upon the Borrower's properties and utilized in the production of oil and gas therefrom;
(f) lease obligations, not to exceed $5,000,000 in any Fiscal Year arising from the lease of equipment used in the ordinary course of business of the Borrower and its Subsidiaries; (g) current indebtedness to operators under joint operating agreements or compulsory pooling orders; (h) advances made as operator on behalf of non-operators pursuant to joint operating agreements or pooling orders; (i) Other Letters of Credit of the Borrower, provided such reimbursement obligations in respect thereof are not in excess of $50,000,000 at any time outstanding in the aggregate; (j) funds held for and payments due to third parties from production from properties; (k) Indebtedness of the Borrower's Subsidiaries owing to the Borrower or to other Subsidiaries of the Borrower and unsecured Indebtedness of the Borrower owing to its Subsidiaries; (l) deferred tax liability; (m) unsecured Indebtedness of the Borrower in an outstanding amount not to exceed $200,000,000 in the aggregate, plus interest and premium, if any; (n) the guaranties by the Borrower of the obligations of its Subsidiaries otherwise permitted by the terms of this Agreement, provided, the
                                                                 --------
aggregate outstanding principal amount of Indebtedness and other obligations of Subject Subsidiaries guaranteed by the Borrower (i) shall not exceed $25,000,000 at any time and (ii) shall be included as outstanding Senior Debt for purposes of calculating usage on the Borrowing Base; (o) non-recourse Indebtedness of any Subject Subsidiary, provided that such Indebtedness shall not be a direct
                    --------
obligation or Contingent Liability of the Borrower or any other Subsidiary of the Borrower except as permitted by clause (n) above; (p) the Borrower's
                                    ----------
outstanding $150,000,000 9% Senior Subordinated Notes Due 2005; (q) Indebtedness in respect of Hedging Obligations, provided that such Hedging Obligations in respect of oil and gas do not exceed volumes with respect to any year in excess of 80% of the projected production attributable to the Borrower's and its Subsidiaries' then proved developed oil and gas properties in respect of such year; and (r) the Borrower's outstanding $100,000,000 8 5/8% Senior Subordinated Notes Due 2009; (s) the Borrower's outstanding $150,000,000 9 3/4% Senior Subordinated Notes Due 2009; and (t) Indebtedness of the Borrower in an aggregate outstanding amount not to exceed $50,000,000, plus premium and interest; provided such Indebtedness (i) is subordinated in right of payment to
          --------
the payment in full in cash of all Obligations, upon terms similar to those in Borrower's $150,000,000 9 3/4% Senior Subordinated Notes Due 2009 (the "9 3/4% Subordinated Debt"), (ii) has terms, provisions, covenants and events of default not materially more restrictive than the Borrower's 9 3/4% Subordinated Debt and
(iii) bears interest at a coupon rate of 10% or less.

     SECTION 7.2.3. Liens. The Borrower will not, and will not permit any of its
                    -----
Subsidiaries (other than any Subject Subsidiary) to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except: (a) Liens granted prior to the Effective Date to secure payment of Indebtedness of the type permitted and described in clause (b) of Section 7.2.2; (b) Liens for taxes, assessments or
             ----------    -------------
other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; (c) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; (d) encumbrances created by production sales contracts, joint operating agreements and other contracts entered into in the normal course of Borrower's business for exploration, development and/or operation of the Borrower's properties; (e) easements, servitudes and other rights of user which do not materially interfere with the use of such assets; (f) other minor burdens and defects of or in title which do not secure the payment of money, other than as described in clause (a);
(g) those and only those lease burdens previously disclosed to the Lenders in writing and existing operating agreements, farmout agreements and other agreements and contractual obligations related to the Borrower's properties; (h) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds; (i) judgment Liens in existence less than 15 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies; (j) Liens affecting the property of the Subject Subsidiaries only securing Indebtedness permitted by clause (o) of Section 7.2.2; (k) the Lien
                                   ----------    -------------
granted to Exxon Company, U.S.A. prior to the Effective Date covering property described in Exhibit H; (l) Liens on cash collateral delivered pursuant to
             ---------
Section 2.8.7; and (m) Liens granted pursuant to Section 4.9.
-------------                                    -----------

     SECTION 7.2.4. Financial Condition. The Borrower will not permit: (a) its
                    -------------------
Tangible Net Worth to be less than the sum of $375,000,000 plus 75% of the
                                                           ----
proceeds from third parties of the sale by the Borrower and its Subsidiaries of securities (other than securities constituting Indebtedness) net of reasonable incidental, brokerage, underwriting and legal costs actually paid to third parties in connection therewith, less any impairment writedowns and accumulated
                                 ----
net charges to net income or Comprehensive Income required by FAS 133, GAAP or by the Securities and Exchange Commission; and (b) its Current Ratio as of the end of any Fiscal Quarter to be less than 1:1; provided that for purposes of the
                                               --------
Current Ratio, (x) any unused portion of the Revolving Period Commitment Amount will be deemed a current asset and (y) liabilities required by FAS 133 shall be excluded from current liabilities.

     SECTION 7.2.5. Take or Pay Contracts. The Borrower will not, and will not
                    ---------------------
permit any of its Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by the Borrower or such Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it.

     SECTION 7.2.6. Consolidation, Merger, etc. The Borrower will not, and will
                    --------------------------
not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Subsidiary of the Borrower, and the assets or stock of any Subsidiary of the Borrower may be purchased or otherwise acquired by the Borrower or any other Subsidiary of the Borrower; provided, that no Subsidiary of the Borrower which is not a Subject
          --------
Subsidiary may dissolve or liquidate voluntarily into, and neither the Borrower nor any

Subsidiary of the Borrower which is not a Subject Subsidiary may merge with or into, any Subject Subsidiary unless the Borrower or such Subsidiary which is not a Subject Subsidiary is the surviving entity, and the assets or stock of any Subsidiary of the Borrower which is not a Subject Subsidiary may not be purchased or otherwise acquired by any Subject Subsidiary; and (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person, or acquire such Person by merger.

     SECTION 7.2.7. Asset Dispositions, etc. The Borrower will not, and will not
                    -----------------------
permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, exchange or lease, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person (including any Subject Subsidiary), unless it has either given Lenders 15 Business Days prior written notice thereof or the aggregate consideration for all such sales, transfers, conveyances, exchanges or leases made in any six month period ending June 30 or December 31 is less than Forty Million Dollars ($40,000,000). Notwithstanding anything to the contrary in this Agreement, the Borrower will not, and will not permit any of its Subsidiaries (other than a Subject Subsidiary) to, sell, transfer, lease, contribute or otherwise convey, exchange or lease, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Subject Subsidiary. In the event that the Borrower and its Subsidiaries shall sell, transfer, lease, contribute or otherwise convey, exchange or lease properties in excess of Forty Million Dollars ($40,000,000) in the aggregate in any six month period ending June 30 or December 31, the Applicable Lenders shall have the option to reduce the Borrowing Base.

     SECTION 7.2.8. Guaranties, Loans or Advances. Other than Borrower's
                    -----------------------------
Indebtedness hereunder and other than pursuant to Borrower's current and future employees' stock option plans, the Borrower will not become or be a guarantor or surety of, or otherwise become or be responsible in any manner (whether by agreement to purchase or repurchase any obligation, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise, whether directly or indirectly) with respect to, any undertaking of any other person or entity, nor make or permit to exist any loans or advances to any other Persons which in the aggregate exceed the amount of $500,000 at any time outstanding, except for (a) the endorsement, in the ordinary course of collection, of instruments payable to Borrower, or its order; (b) advances made and liabilities existing under joint operating agreements and compulsory pooling orders; (c) the liability to account to third persons for their share of production proceeds received by Borrower; (d) loans and advances to employees for the sole purpose of permitting such employees to purchase shares of Borrower's capital stock; (e) loans and advances to employees of the Borrower and its Subsidiaries for travel and other business expenses; (f)loans and advances by the Borrower to any of its Subsidiaries or by any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower; and (g) guaranties by the Borrower of obligations of its Subsidiaries otherwise permitted pursuant to this Agreement, provided that the aggregate outstanding principal amount of Indebtedness and other obligations of Subject Subsidiaries so guaranteed shall not at any time exceed $25,000,000 in the aggregate.

     SECTION 7.2.9.  Other Agreements. The Borrower will not enter into any
                     ----------------
agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith.

     SECTION 7.2.10. Transactions with Affiliates. The Borrower will not, and
                     ----------------------------
will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is determined by the Board of Directors of the Borrower to be (a) fair and equitable to the Borrower or such Subsidiary and
(b) an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates.

     SECTION 7.2.11. Negative Pledges, Restrictive Agreements, etc. The Borrower
                     ---------------------------------------------
will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document, and any agreement governing any Indebtedness permitted by clause (b), (m), (p), (r), (s) or (t) of
Section 7.2.2) prohibiting (a) the creation or assumption of any Lien upon its
--------------
properties, revenues or assets (other than the properties, revenues or assets of the Subject Subsidiaries) whether now owned or hereafter acquired, or the ability of the Borrower to amend or otherwise modify this Agreement or any other Loan Document; or (b) the ability of any Subsidiary (other than a Subject Subsidiary) to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary (other than a Subject Subsidiary) to make any payment, directly or indirectly, to the Borrower. Notwithstanding the foregoing, any agreement governing any Indebtedness permitted by clause (m), (p), (r), (s) or (t) of Section 7.2.2 shall not prohibit the creation or assumption of any
          -------------
Lien upon the properties, revenues or assets of the Borrower or any Subsidiary (other than a Subject Subsidiary), whether now owned or hereafter acquired securing any Senior Debt, and no agreement governing any Indebtedness permitted by clause (m), (p), (r), (s) or (t) of Section 7.2.2 shall prohibit the ability
                                       -------------
of any Subsidiary (other than a Subject Subsidiary) to make any payments, directly or indirectly, to the Borrower or the ability of the Borrower to amend or otherwise modify this Agreement or any other Loan Document.

     SECTION 7.2.12. Investment in Subsidiaries. If any Default or Event of
                     --------------------------
Default shall have occurred and is continuing or during any period in which the aggregate principal amount of Senior Debt shall exceed the Borrowing Base then in effect, the Borrower shall not, and shall not permit any of its Subsidiaries which are not Subject Subsidiaries to, incur any Contingent Liabilities for any Indebtedness or other obligations of any Subject Subsidiary, make any loan or advance to, or assume, redeem, purchase, defease, pay or forgive any Indebtedness or other obligation of, or make any equity investment in, or incur any Indebtedness on behalf of, any Subsidiary and the Borrower shall not, and shall not permit any of its Subsidiaries which are not Subject Subsidiaries to, apply any of its funds, property or assets to the purchase, redemption, sinking fund for or other retirement of any shares of any class of capital stock of a Subsidiary or warrants, options or other rights with respect to any shares of any class of such capital stock or any Indebtedness or obligations of any Subsidiary.

     SECTION 7.2.13.  Acquisition of Capital Stock. The Borrower will not, and
                      ----------------------------
will not permit any of its Subsidiaries to, purchase, redeem or otherwise acquire for value any shares of the capital stock in the Borrower or any warrants, rights or options to acquire such shares now or hereafter outstanding (other than in connection with employee benefit plans of Borrower or redemption or exchange of preferred share purchase rights under a stockholder rights plan of Borrower) if, immediately after giving effect to such purchase, redemption or acquisition, the Borrower's and its Subsidiaries' outstanding Senior Debt exceeds the Borrowing Base in effect at the time.

                                 ARTICLE VIII

                               EVENTS OF DEFAULT

     SECTION 8.1.     Listing of Events of Default. Each of the following events
                      ----------------------------
or occurrences described in this Section 8.1 shall constitute an "Event of
                                 -----------                      --------
Default".
-------

     SECTION 8.1.1.   Non-Payment of Obligations. The Borrower shall default in
                      --------------------------
the payment or prepayment when due of any principal of or interest on any Loan or any Reimbursement Obligations, or the Borrower shall default in the payment when due of any commitment fee or any letter of credit fees or of any other Obligation.

     SECTION 8.1.2.   Breach of Warranty. Any representation or warranty of the
                      ------------------
Borrower made or deemed to be made hereunder or in any other Loan Document or any other writing or certificate furnished by or on behalf of the Borrower to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.
   ---------
     SECTION 8.1.3.   Non-Performance of Certain Covenants and Obligations. The
                      ----------------------------------------------------
Borrower shall default in the due performance and observance of any of its obligations under Sections 7.2.4 or 7.2.8.
                  -----------------------

     SECTION 8.1.4.   Non-Performance of Other Covenants and Obligations. The
                      --------------------------------------------------
Borrower shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document, and such default shall continue unremedied for a period of 15 days after the Borrower shall become aware of such default, whether by notice thereof given to the Borrower by the Agent or any Lender or otherwise.

     SECTION 8.1.5.   Default on Other Indebtedness. A default shall occur in
                      -----------------------------
the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness for borrowed money (other than Indebtedness described in Section 8.1.1) or Contingent Liability of the Borrower
                          -------------
or any of its Subsidiaries, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such

Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

     SECTION 8.1.6. Other Material Obligations. Default in the payment for a
                    --------------------------
period in excess of sixty (60) days of when due, or in the performance or observance of any material obligation of, or condition agreed to by, the Borrower or any Subsidiary with respect to any material purchase or lease of goods or services (except those which would not have a material adverse effect on the financial conditions, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, and except only to the extent that the existence of any such default is being contested by the Borrower or such Subsidiary in good faith by appropriate proceedings).

     SECTION 8.1.7. Judgments. Any judgment or order for the payment of money in
                    ---------
excess of $20,000,000 (or its equivalent) shall be rendered against the Borrower or any of its Subsidiaries and either (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or (b) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     SECTION 8.1.8. Pension Plans. Any of the following events shall occur with
                    -------------
respect to any Pension Plan: (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000; or (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

     SECTION 8.1.9. Bankruptcy, Insolvency, etc. The Borrower or any of its
                    ---------------------------
Subsidiaries shall (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due; (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors; (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, for itself and each of its Subsidiaries, hereby expressly authorizes the Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Subsidiaries, and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, for itself and each of its Subsidiaries, hereby expressly authorizes the Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

     SECTION 8.1.10. Change of Control. A Change of Control shall occur.
                     -----------------

     SECTION 8.2.    Action if Bankruptcy. If any Event of Default described in
                     --------------------
clauses (a) through (d) of Section 8.1.9 shall occur with respect to the
                           -------------
Borrower or any of its Subsidiaries, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice (including notice of intent to accelerate and notice of acceleration) or demand and notice and demand, are hereby waived.

     SECTION 8.3.    Action if Other Event of Default. If any Event of Default
                     --------------------------------
(other than any Event of Default described in clauses (a) through (d) of Section
                                              -----------         ---    -------
8.1.9 (with respect to the Borrower or any of its Subsidiaries) shall occur for
-----
any reason, whether voluntary or involuntary, and be continuing, the Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice (including notice of intent to accelerate and notice of acceleration), demand or presentment, and/or, as the case may be, the Commitments shall terminate, all of which notice, demand and presentment are hereby waived.

                                  ARTICLE IX

                                   THE AGENT

     SECTION 9.1.    Actions. Each Lender hereby appoints Bank of Montreal as
                     -------
its Agent under and for purposes of this Agreement, the Notes, the Letters of Credit and each other Loan Document. Each Lender authorizes the Agent and each Issuer to act on behalf of such Lender under this Agreement, the Notes, the Letters of Credit and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent or such Issuer by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, pro rata according to such Lender's Percentage, from and
                      --- ----
against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent or such Issuer in any way relating to or arising out of its services as Agent under this Agreement, the Notes, the Letters of Credit and any other Loan Document, including reasonable attorneys' fees, and as to which the Agent or such Issuer is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of
          --------  -------
any
portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or wilful misconduct. The Agent or any Issuer shall not be required to take any action hereunder, under the Notes under the Letters of Credit or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes, the Letters of Credit or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent or any Issuer shall be or become, in the Agent's determination, inadequate, the Agent or such Issuer may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION 9.2. Funding Reliance, etc. Unless the Agent shall have been
                  ---------------------
notified by telephone, confirmed in writing, by any Lender by (i) 5:00 p.m., United States Central time, on the day prior to a Borrowing in the case of LIBO Rate Loans and (ii) 12:00 Noon United States Central time on the day of any Borrowing in the case of Base Rate Loans that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and the Borrower severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrower to the date such amount is repaid to the Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

     SECTION 9.3. Exculpation. Neither the Agent, any Issuer nor any of their
                  -----------
respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it or them under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its or their own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Agent or any Issuer shall not obligate it to make any further inquiry or to take any action. The Agent and each Issuer shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

     SECTION 9.4. Successor. The Agent may resign as such at any time upon at
                  ---------
least 30 days' prior notice to the Borrower and all Lenders. If the Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the vote of 100% of the Lenders (excluding the Agent) to remove the Agent, such Lenders may remove the Agent at any time with or without cause and appoint a successor Agent which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring or removed Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as the Agent, the provisions of (a) this Article IX shall inure to its
                                                   ----------
benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement; and (b) Section 10.3 and Section 10.4 shall continue
                                    ------------     ------------
to inure to its benefit.

     SECTION 9.5. Loans by Bank of Montreal. Bank of Montreal shall have the
                  -------------------------
same rights and powers with respect to (x) the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Agent. Bank of Montreal and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if Bank of Montreal were not the Agent hereunder. Each Issuer shall have the same rights and powers hereunder as the other Lenders and may exercise the same rights and powers as though it were not an Issuer.

     SECTION 9.6. Credit Decisions. Each Lender acknowledges that it has,
                  ----------------
independently of the Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION 9.7. Copies, etc. The Agent shall give prompt notice to each Lender
                  -----------
of each notice or request required or permitted to be given to the Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Agent from the Borrower for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.

     SECTION 9.8. Syndication Agent, Documentation Agent, Managing Agent.
                  ------------------------------------------------------
Neither Bank of America, N.A., as syndication agent, nor Societe Generale, Southwest Agency, as documentation agent, nor ABN AMRO Bank, N.V., as managing agent, shall have any right, power, obligation, liability, responsibility or duty under this Agreement or the other Loan Documents other than those applicable to Lenders as Lenders. The foregoing sentence shall not limit Bank of America, N.A.'s rights, powers, obligations, liabilities, responsibilities, or duties under Section 2.7.
             -----------

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

     SECTION 10.1. Waivers, Amendments, etc. The provisions of this Agreement
                   ------------------------
and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such
                                          --------  -------
amendment, modification or waiver which would: (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders or by the Applicable Lenders shall be effective unless consented to by each Lender; (b) modify this Section 10.1, change the definition
                                             ------------
of "Required Lenders" or "Applicable Lenders", eliminate the Borrowing Base,
    ----------------      ------------------
increase any Commitment Amount or the Percentage of any Lender (except as contemplated by Section 2.1.6), reduce any fees described in Article III, or
                -------------                                -----------
extend any Commitment Termination Date shall be made without the consent of each Lender and each holder of a Note; (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the Lenders; or (d) affect adversely the interests, rights or obligations of the Agent as the Agent shall be made without consent of the Agent.

     No failure or delay on the part of the Agent, any Lender, any Issuer or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender, any Issuer or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 10.2. Notices. All notices and other communications provided to any
                   -------
party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

     SECTION 10.3. Payment of Costs and Expenses. The Borrower agrees to pay on
                   -----------------------------
demand all reasonable expenses of the Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Agent and of local counsel, if any, who may be retained by counsel to the Agent) in connection with (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and (b) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

     The Borrower further agrees to pay, and to save the Agent and the Lenders and Issuers harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Agent and each Lender and Issuer upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations, and (y) the enforcement of any Obligations.

     SECTION 10.4. Indemnification. In consideration of the execution and
                   ---------------
delivery of this Agreement by each Lender and the extension of the Commitments and the issuance of Letters of Credit, the Borrower hereby indemnifies, exonerates and holds the Agent, each Issuer and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions,
 -------------------
causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them
 -----------------------
as a result of, or arising out of, or relating to (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or Letter of Credit; (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (except, with respect to any action brought by or on behalf of the Borrower, to the extent such Indemnified Party shall be found liable to the Borrower pursuant to a finding by a court of competent jurisdiction, not subject to appeal); (c) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or (d) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION 10.5. Survival. The obligations of the Borrower under Sections 4.3,
                   --------                                        -----------
4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under Section
---  ---  ---  ----     ----                                           -------
9.1, shall in each case survive any termination of this Agreement, the payment
---
in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION 10.6.  Severability. Any provision of this Agreement or any other
                    ------------
Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7.  Headings. The various headings of this Agreement and of each
                    --------
other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 10.8.  Execution in Counterparts, Effectiveness, etc. This
                    ---------------------------------------------
Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

     SECTION 10.9.  Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES
                    -------------------------------
AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     SECTION 10.10. Successors and Assigns. This Agreement shall be binding upon
                    ----------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that: (a) the Borrower may not assign
                        --------  -------
or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.
                                       -------------

     SECTION 10.11. Sale and Transfer of Loans and Notes; Participations in
                    -------------------------------------------------------
Loans and Notes. Each Lender may assign, or sell participations in, its Loans
---------------
and Commitments to one or more other Persons in accordance with this Section
                                                                     -------
10.11.
-----

         SECTION 10.11.1.       Assignments.  Any Lender,
                                -----------

                  (a) with the written consent of the Borrower (which consent shall not to be unreasonably delayed or withheld) and the Agent (which consent shall not be unreasonably delayed or withheld) and each Issuer, may at any time assign and delegate to one or more commercial banks or other financial institutions, and

                  (b) with notice to the Borrower and the Agent and each Issuer, but without the consent of the Borrower or the Agent or any Issuer, may assign and delegate to any of its Affiliates or to any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans, Commitments and participations in Letters of Credit (which assignment and delegation shall be, except with the prior written consent of the Agent, of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitments and participations in Letters of Credit) in a minimum aggregate amount of $20,000,000 or such Lender's Percentage of the Commitment Amount, if less; provided, however, that any such Assignee Lender will comply, if
      --------  -------
applicable, with the provisions contained in the last sentence of Section 4.6;
                                                                  -----------
and further, provided, however, that, the Borrower and the Agent shall be
    -------  --------  -------
entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                  (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent and each Issuer by such Lender and such Assignee Lender,

                  (d) such Assignee Lender shall have executed and delivered to the Borrower, the Agent and each Issuer a Lender Assignment Agreement, accepted by the Borrower, the Agent and each Issuer, and

                  (e) the processing fees described below shall have been paid.

From and after the date that the Borrower and the Agent and each Issuer accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor

Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Agent upon delivery of any Lender Assignment Agreement in the amount of $2,500. Any attempted assignment and delegation not made in accordance with this Section
                                                                         -------
10.11.1 shall be null and void.
-------
         SECTION 10.11.2. Participations. Any Lender, with the prior written
                          --------------
consent of the Borrower (which consent shall not to be unreasonably delayed or withheld), may at any time sell to one or more trusts, financial institutions or commercial banks (each of such trust, financial institution or commercial bank being herein called a "Participant") participating interests in any of the
                       -----------
Loans, Commitments, or other interests of such Lender hereunder; provided,
                                                                 --------
however, that (a) no participation contemplated in this Section 10.11 shall
-------                                                 -------------
relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document, (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations, (c) the Borrower and each other Obligor and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents, (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b)
                                                                      ----------
or (c) of Section 10.1, and (e) the Borrower shall not be required to pay any
   ---    ------------
amount under Section 4.6 that is greater than the amount which it would have
             -----------
been

required to pay had no participating interest been sold.

         SECTION 10.11.3. Pledges to Federal Reserve Banks. Any Lender may at
                          --------------------------------
any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender to a Federal Reserve Bank or, in the case of a Lender organized in a jurisdiction outside of the United States, a comparable Person; provided that no such pledge or
                                        --------
assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         SECTION 10.12.   Other Transactions. Nothing contained herein shall
                          ------------------
preclude the Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person. The parties hereto agree that if at any time the Borrower or its Subsidiaries shall grant to the Lenders Liens securing the obligations of the Borrower to the Lenders and Issuers hereunder, such Liens shall also secure obligations to any Lender in respect of any letter of credit reimbursement obligations permitted by Section 7.2.2.(i) hereof owing to one or
                                       ----------------
more Lenders.

         SECTION 10.13.   Initial Borrowing and Existing Credit Agreement.
                          -----------------------------------------------
Notwithstanding the pro-rata provisions of Sections 2.1.1 and 3.1.4, on the
                                           --------------     -----
Effective Date and for the purposes of only the initial Borrowing, each Lender shall advance that portion of the initial Borrowing such that after giving effect to such Loan each Lender's Percentage of the outstanding Loans shall be equal to such Lender's Percentage as set forth on Exhibit F. In furtherance of
                                                  ---------
the preceding sentence, on the Effective Date, an Existing Lender shall receive a partial repayment of its outstanding principal from the Borrower if such repayment is necessary to ensure that such Existing Lender's Percentage of the outstanding Loans after the initial Borrowing shall be equal to such Existing Lender's Percentage as a Lender under this Agreement and as set forth on Exhibit
                                                                           -----
F. On the Effective Date, Borrower shall repay each Existing Lender which is not
-
a Lender under this Agreement all outstanding principal, interest and fees due to such Existing Lender under the Existing Credit Agreement. On the Effective Date, Borrower shall pay to each Existing Lender which is a Lender under this Agreement all outstanding interest and fees due to such Existing Lender under the Existing Credit Agreement. Any loans outstanding under the Existing Credit Agreement on the Effective Date shall be deemed continued as Loans under this Agreement and any letters of credit outstanding under the Existing Credit Agreement on the Effective Date shall be deemed continued as Revolving Loan Letters of Credit under this Agreement. Interest accrued on the Loans and Commitment fees accrued under the Existing Credit Agreement through the Effective Date hereof shall be deemed due and payable hereunder to the Existing Lenders which are not Lenders hereunder. The Lenders hereunder shall be deemed to have purchased participations in the outstanding Letters of Credit such that after giving effect thereto each Lender's participation in the outstanding Letters of Credit shall equal the Lender's Percentage as set forth on Exhibit F.
                                                                      ---------

         SECTION 10.14.   Forum Selection and Consent to Jurisdiction. ANY
                          -------------------------------------------
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS, ANY ISSUER, OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY

CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 10.15.   Waiver of Jury Trial. THE AGENT, THE LENDERS, EACH
                          --------------------
ISSUER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT, EACH ISSUER AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                            VINTAGE PETROLEUM, INC.


                            By:  /s/ William C. Barnes
                               -----------------------------------------
                               William C. Barnes,
                               Executive Vice President and
                               Chief Financial Officer

                            Address:      110 West Seventh Street
                                          Tulsa, Oklahoma 74119

                            Facsimile No.: (918) 878-5781

                            Attention:        William C. Barnes,
                                              Executive Vice President
                                              and Chief Financial
                                              Officer

                               BANK OF MONTREAL
                                acting through its U.S. branches
                                and agencies, including initially
                                its Chicago, Illinois branch,
                                as Agent


                               By:  /s/ Joseph A. Bliss
                                   ---------------------------------------------
                               Name:           Joseph A. Bliss
                                             -----------------------------------
                               Title:        Director, U.S. Corporate Banking


                               Address: 115 South LaSalle Street, 11/th/ Floor West
                                             Chicago, Illinois  60603

                               Facsimile No.: (312) 750-3456


                               Attention:    Terri Perez-Ford, Specialist

                               with copy to:

                               Bank of Montreal
                               Houston Agency
                               700 Louisiana Street
                               4400 Bank of America Center
                               Houston, Texas  77002

                               Facsimile No.: (713) 223-4007


                               Attention:    William Stumpf, Associate

                                   LENDERS:
                                   -------

                                   BANK OF MONTREAL, as Lender


                                   By:  /s/ Melissa Bauman
                                        ---------------------------------------
                                   Name:           Melissa Bauman
                                                  ---------------------------
                                   Title:         Director, U.S. Corporate
                                                  Banking

                                   Domestic
                                   Office:        115 South LaSalle Street
                                                  11th Floor West
                                                  Chicago, Illinois  60603

                                   Facsimile No.  (312) 750-3456


                                   Attention:     Terri Perez-Ford, Specialist

                                   LIBOR
                                   Office:        115 South LaSalle Street
                                                  Chicago, Illinois  60603

                                   Facsimile No.: (312) 750-3456


                                   Attention:     Terri-Perez-Ford

                                   with copy to:

                                   Bank of Montreal
                                   Houston Agency
                                   700 Louisiana Street
                                   4400 Bank of America Center
                                   Houston, Texas  77002

                                   Facsimile No.:  (713) 223-4007


                                   Attention: William Stumpf, Associate

                             ABN AMRO BANK, N.V.,
                             as Managing Agent and Lender

                             By:  /s/ Rodney D. Kubicek
                                 --------------------------------------------
                             Name:    Rodney D. Kubicek
                             Title:   Vice President


                             By:  /s/ Frank R. Russo, Jr.
                                 --------------------------------------------
                             Name:    Frank R. Russo, Jr.
                             Title:   Vice President

                             Domestic
                             Office:      Three Riverway
                                          Suite 1700
                                          Houston, Texas 77056

                             Facsimile No. (713) 621-5801

                             Attention:   Jamie Conn

                             LIBOR
                             Office:      Three Riverway
                                          Suite 1700
                                          Houston, Texas 77056

                             Facsimile No.: (713) 621-5801

                             Attention:   Jamie Conn

                             with a copy to:

                             ABN AMRO Bank
                             208 S. LaSalle, Suite 1500
                             Chicago, Illinois 60604

                             Attention: Loan Administration

                             FLEET NATIONAL BANK,
                             as Lender

                             By:  /s/ Stephen J. Hoffman
                                ---------------------------------------------
                             Name:  Stephen J. Hoffman
                             Title: Vice President

                             Domestic
                             Office:     100 Federal Street
                                         MS 01-08-04, 8/th/ floor
                                         Boston, Massachusetts 02110

                             Facsimile No.  (617) 434-3652

                             Attention:  Bryon Cail

                             LIBOR
                             Office:     100 Federal Street
                                         Boston, Massachusetts 02110

                             Facsimile No.: (617) 434-0201

                             Attention:  Ruth Sawyer

                             THE BANK OF NEW YORK,
                             as Lender

                             By:  /s/ Raymond J. Palmer
                                 ------------------------------------------
                             Name:  Raymond J. Palmer
                             Title: Vice President

                             Domestic
                             Office:     One Wall Street
                                         19/th/ floor
                                         New York, New York 10286

                             Facsimile No.:  (212) 635-7923

                             Attention:  Ray Palmer


                              LIBOR
                              Office:    One Wall Street
                                         19/th/ floor
                                         New York, New York 10286

                              Facsimile No.: (212) 635-7923

                              Attention: Lisa Williams

                            BANK OF OKLAHOMA N.A.,
                            as Lender

                            By:  /s/ Michael M. Coats
                                -------------------------------------------
                            Name:  Michael M. Coats
                            Title: Senior Vice President

                            Domestic
                            Office:     One Williams Center, 8/th/ Floor
                                        Tulsa, Oklahoma  74172

                            Facsimile No.: (405) 736-8974

                            Attention:  Sherri Pugh

                            LIBOR
                            Office:     One Williams Center, 8th Floor
                                        Tulsa, Oklahoma  74172

                            Facsimile No.: (405) 736-8974

                            Attention:  Sherri Pugh

                            BNP PARIBAS,
                            as Lender

                            By:  /s/ Barton D. Schouest
                                -----------------------------------------
                            Name:  Barton D. Schouest
                            Title: Managing Director

                            By:  /s/ A. David Dodd
                                -----------------------------------------
                            Name:  A. David Dodd
                            Title: Vice President

                            Domestic
                            Office:     1200 Smith Street, Suite 3100
                                        Houston, Texas  77002

                            Facsimile No. (713) 659-3832

                            Attention:  David Dodd

                            LIBOR
                            Office:     1200 Smith Street, Suite 3100
                                        Houston, Texas  77002

                            Facsimile No. (713) 659-5305

                            Attention:  Leah Evans Hughes

                                     CHRISTIANIA BANK OG KREDITKASSE ASA,
                                     as Lender


                                     By:  /s/ William S. Phillips
                                        ---------------------------------------
                                     Name:  William S. Phillips
                                     Title: First Vice President

                                     By:  /s/ Carl Petter Svendsen
                                        ---------------------------------------
                                     Name:  Carl Petter Svendsen
                                     Title: Senior Vice President


                                     Domestic
                                     Office:       New York Branch
                                                   11 West 42/nd/ Street
                                                   7/th/ floor
                                                   New York, New York 10036

                                     Facsimile No.  (212) 827-4888

                                     Attention:    Steve Phillips

                                     LIBOR
                                     Office:       New York Branch
                                                   11 West 42/nd/ Street
                                                   New York, New York 10036

                                     Facsimile No.: (212) 827-4888

                                     Attention:    Jackie Ng

                                     CREDIT LYONNAIS NEW YORK BRANCH,
                                     as Lender


                                     By:  /s/ Philippe Soustra
                                        --------------------------------------
                                     Name:  Philippe Soustra
                                     Title: Senior Vice President

                                     Domestic
                                     Office:      1000 Louisiana, Suite 5360
                                                  Houston, Texas 77002

                                     Facsimile No.: (713) 751-0307

                                     Attention:   John Grandstaff

                                     LIBOR
                                     Office:      1301 Avenue of the Americas
                                                  New York, New York 10019

                                     Facsimile No.: (917) 849-5440

                                     Attention:   Bindu Menon

                                     FIRST UNION NATIONAL BANK,
                                     as Lender


                                     By:  /s/ Robert R. Wetteroff
                                        ---------------------------------------
                                     Name:  Robert R. Wetteroff
                                     Title: Senior Vice President

                                     Domestic
                                     Office:      1001 Fannin, Suite 2255
                                                  Houston, Texas 77002

                                     Facsimile No. (713) 650-6354

                                     Attention:   David E. Humphreys

                                     LIBOR
                                     Office:      1001 Fannin, Suite 2255
                                                  Houston, Texas 77002

                                     Facsimile No.: (713) 650-6354

                                     Attention:   Debbie Blank

                                     FORTIS CAPITAL CORP.,
                                     as Lender


                                     By:  /s/ Deirdre Sanborn
                                        ---------------------------------------
                                     Name:  Deirdre Sanborn
                                     Title: Vice President

                                     By:  /s/ Darrell W. Holley
                                        ---------------------------------------
                                     Name:  Darrell W. Holley
                                     Title: Managing Director

                                     Domestic
                                     Office:      100 Crescent Court, Suite 1777
                                                  Dallas, Texas 75201


                                     Facsimile No.: (214) 754-5982

                                     Attention:   Deirdre Sanborn

                                     LIBOR
                                     Office:      100 Crescent Court, Suite 1777
                                                  Dallas, Texas 75201

                                     Facsimile No.: (214) 754-5981

                                     Attention:   Yolanda Dittmar

                                     NATEXIS BANQUES POPULAIRES,
                                     as Lender


                                     By:  /s/ Donovan C. Broussard
                                        ---------------------------------------
                                     Name:  Donovan C. Broussard
                                     Title: Vice President


                                     By:  /s/ Renaud J. d'Herbes
                                        ---------------------------------------
                                     Name:  Renaud J. d'Herbes
                                     Title: Senior Vice President
                                            and Regional Manager

                                     Domestic
                                     Office:     NATEXIS BANQUES POPULAIRES
                                                 Southwest Representative Office
                                                 333 Clay Street, Suite 4340
                                                 Houston, TX 77002

                                     Facsimile No. (713) 759-9908

                                     Attention:  Donovan Broussard

                                     LIBOR
                                     Office:     NATEXIS BANQUES POPULAIRES
                                                 Southwest Representative Office
                                                 333 Clay Street, Suite 4340
                                                 Houston, TX 77002

                                     Facsimile No.: (713) 759-9908

                                     Attention:  Tanya McAllister

                                     BANK OF AMERICA, N.A.,
                                     as Lender and Syndication Agent


                                     By:  /s/ Denise A. Smith
                                         -------------------------------------
                                     Name:  Denise A. Smith
                                     Title: Managing Director

                                     Domestic
                                     Office:      901 Main Street, 64/th/ Floor
                                                  Dallas, TX 75202

                                     Facsimile No. (214) 209-1285

                                     Attention:   Denise Smith

                                     LIBOR
                                     Office:      901 Main Street, 64/th/ Floor
                                                  Dallas, TX 75283

                                     Facsimile No.: (214) 209-1285

                                     Attention:   Denise Smith

                                     with copy to:

                                     901 Main Street, 14/th/ Floor
                                     Dallas, Texas 75202

                                     Facsimile No.: (214) 290-9521

                                     Attention: Hari Kalyandurg

                                     SOCIETE GENERALE,
                                     as Lender and Documentation Agent


                                     By:  /s/ Paul E. Cornell
                                         --------------------------------------
                                     Name:  Paul E. Cornell
                                     Title: Managing Director

                                     Domestic
                                     Office:      1111 Bagby, Suite 2020
                                                  Houston, Texas 77002

                                     Facsimile No. (713) 650-0824

                                     Attention:   Paul Cornell

                                     LIBOR
                                     Office:      2001 Ross Avenue, Suite 4800
                                                  Dallas, Texas 75201

                                     Facsimile No.: (214) 754-0171

                                     Attention:   Aretha Velasquez

                                THE FUJI BANK, LIMITED
                                as Lender

                                By:  /s/ Masatoshi Abe
                                   -------------------------------------------
                                Name:  Masatoshi Abe
                                Title: Vice President and Manager

                                Domestic
                                Office:     1 Houston Center, Suite 4100
                                            1221 McKinney Street
                                            Houston, Texas 77010

                                Facsimile No. (713) 759-0717

                                Attention:  Tommy Watts

                                LIBOR
                                Office: Two World Trade Center, 79/th/ Floor New York, New York 10048

                                Facsimile No.: (212) 488-8216

                                Attention:  Betty Ali

                                   THE SANWA BANK LTD., NEW YORK
                                   BRANCH, as Lender


                                   By:  /s/ Clyde Redford
                                      -----------------------------------------
                                   Name:  Clyde Redford
                                   Title: Vice President

                                   Domestic
                                   Office:       55 East 52/nd/ Street
                                                 New York, New York 10055

                                   Facsimile No.: (212) 754-2360

                                   Attention:    C.L. Murphy

                                   LIBOR
                                   Office:       55 East 52/nd/ Street
                                                 New York, New York 10055

                                   Facsimile No.: (212) 754-2368

                                   Attention:    Pricilla Mark

                                   BANKERS TRUST COMPANY,
                                   as Lender


                                   By:  /s/ Marcus M. Tarkington
                                      -----------------------------------------
                                   Name:  Marcus M. Tarkington
                                   Title: Director

                                   Domestic
                                   Office: 130 Liberty Street, MS 2141
                                                 New York, New York 10006

                                   Facsimile No.: (212) 250-7351

                                   Attention:    Maria Cabrera

                                   LIBOR
                                   Office: 130 Liberty Street, MS 2141
                                                 New York, New York 10006

                                   Facsimile No.: (212) 250-7351

                                   Attention:    Maria Cabrera

                                   with a copy to:

                                   David E. Sisler
                                   Deutsche Bank
                                   909 Fannin Street, Suite 3000
                                   Houston, Texas 77010
                                   Facsimile No. (713) 759-6708

                                   CITIBANK N.A.,
                                   as Lender


                                   By:  /s/ Gregory S. Morzano
                                      -----------------------------------------
                                   Name:  Gregory S. Morzano
                                   Title: Vice President
                                          Global Energy & Mining
                                          399 Park/4/th/ Fl/Zn. 4/559-1536

                                   Domestic
                                   Office:       399 Park Avenue
                                                 4/th/ Floor, Zone 4s
                                                 New York, New York 10043

                                   Facsimile No.  (212) 832-9857

                                   Attention:    Greg Morzano

                                   LIBOR

                                   Office:       2 Penn's Way, 2/nd/ Floor
                                                 New Castle, Delaware 19720

                                   Facsimile No.: (302) 894-6120

                                   Attention:    Shane Penick

                               UNION BANK OF CALIFORNIA, N.A.,
                               as Lender


                               By:  /s/ Gary Shekerjian
                                  -----------------------------------------
                               Name:  Gary Shekerjian
                               Title: Vice President

                               Domestic

                               Office:     500 N. Akard, Suite 4200
                                           Dallas, Texas 75201

                               Facsimile No.  (214) 922-4209

                               Attention:    Gary Shekerjian

                               LIBOR
                               Office:     Energy Capital Services -
                                           Monterey Park Office
                                           601 Potrero Grande Drive, #4-957-161
                                           Monterey Park, California 91754

                               Facsimile No.: (323) 720-2780

                               Attention:     Yolanda Hollis

                                                                       EXHIBIT A

                                     NOTE

$_____________                                                ____________, 200_

         FOR VALUE RECEIVED, the undersigned, VINTAGE PETROLEUM, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of _______________________ (the "Lender") the principal sum of ____________________
DOLLARS ($____________) or, if less, the aggregate unpaid principal amount of all Loans made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of November 30, 2000 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, BANK OF MONTREAL, as
              ----------------
Agent, the various financial institutions (including the Lenders) as are, or may from time to time become, parties thereto, payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on the Stated Maturity Date set forth therein.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

         This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN CHICAGO, ILLINOIS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                             VINTAGE PETROLEUM, INC.


                                             By______________________________
                                             Title:


                                  Exhibit A-1

                         LOANS AND PRINCIPAL PAYMENTS


--------------------------------------------------------------------------------

                                                            Amount of                  Unpaid
                 Amount of                              Principal Repaid              Principal
                                                        ----------------
                 Loan Made                                                             Balance
                 ---------                                                             -------
                                     Interest
              Base        LIBO      Period (if         Base          LIBO          Base        LIBO                      Notation
   Date       Rate        Rate      applicable)        Rate          Rate          Rate        Rate          Total        Made By
   ----       ----        ----      -----------        ----          ----          ----        ----          -----        -------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                  Exhibit A-2

                                                                       EXHIBIT B

                               BORROWING REQUEST


Bank of Montreal
115 South LaSalle Street
Chicago, Illinois 60603

Attention:  [Name]
            [Title]

                            VINTAGE PETROLEUM, INC.
                            -----------------------

Gentlemen and Ladies:

         This Borrowing Request is delivered to you pursuant to Section 2.3 of the Second Amended and Restated Credit Agreement, dated as of November 30, 2000 (together with all amendments, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Vintage Petroleum, Inc., a Delaware
              ----------------
corporation (the "Borrower"), certain financial institutions and Bank of
                  --------
Montreal (the "Agent"). Unless otherwise defined herein or the context otherwise
               -----
requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that a Revolving Loan be made in the aggregate principal amount of $__________ on __________, 200_ as a [LIBO Rate Loan having an Interest Period of _______ months] [Base Rate Loan].

         The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the
                                                            -------------
Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitutes a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 are true and
                                                    -------------
correct in all material respects.

         The Borrower certifies that the Senior Debt of the Borrower and its Subsidiaries, other than Loans made pursuant to the Credit Agreement, is $_____________ as of the date hereof.

         The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

                                  Exhibit B-1

         Please wire transfer the proceeds of the Borrowing requested hereby to the accounts of the following persons at the financial institutions indicated respectively:

Amount to be                     Person to be Paid                              Name, Address, etc.
                              --------------------------
Transferred                     Name                   Account No.              of Transferee Lender
-----------                     ----                   -----------              -------------------
$___________                 ____________              ___________              ____________________
                                                                                ____________________
                                                                                Attention: _________

$___________                 ____________              ___________              ____________________
                                                                                ____________________
                                                                                Attention: _________


Balance of                   The Borrower              ___________              ____________________
such proceeds                                                                   ____________________
                                                                                Attention: _________

         The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ___ day of ___________, 200_.

                                               VINTAGE PETROLEUM, INC.



                                               By____________________________
                                                 Title:

                                  Exhibit B-2

                                                                       EXHIBIT C

                        CONTINUATION/CONVERSION NOTICE


Bank of Montreal
115 South LaSalle Street
Chicago, Illinois 60603

Attention:  [Name]
            [Title]

                            VINTAGE PETROLEUM, INC.
                            -----------------------

Gentlemen and Ladies:

         This Continuation/Conversion Notice is delivered to you pursuant to
Section 2.4 of the Second Amended and Restated Credit Agreement, dated as of November 30, 2000 (together with all amendments, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Vintage Petroleum, Inc.,
                              ----------------
a Delaware corporation (the "Borrower"), certain financial institutions and Bank
                             --------
of Montreal (the "Agent"). Unless otherwise defined herein or the context
                  -----
otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that on ____________, 200_,

                  (1) $___________ of the presently outstanding principal amount of the Revolving Loans originally made on __________, 200_ [and $__________ of the presently outstanding principal amount of the [Revolving Loans] originally made on __________, 200__],

                  (2) and all presently being maintained as /*//[Base Rate
                                                             -
         Loans] [LIBO Rate Loans],

                  (3) be [converted into] [continued as],

                  (4) /**//[LIBO Rate Loans having an Interest Period of ______
                       --
         months] [Base Rate Loans].

--------
/*//     Select appropriate interest rate option.
 -
/**//    Insert appropriate interest rate option.
 --

The Borrower hereby:

                  (a) certifies and warrants that no Default has occurred and is continuing; and

                  (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

         The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of _________, 200_.


                                                 VINTAGE PETROLEUM, INC.


                                                 By___________________________
                                                   Title:

                                  Exhibit C-2

                                                                       EXHIBIT D

                          LENDER ASSIGNMENT AGREEMENT

To:      Vintage Petroleum, Inc.




To:      Bank of Montreal,
         as the Agent


                            VINTAGE PETROLEUM, INC.
                            -----------------------

Gentlemen and Ladies:

         We refer to clause (d) of Section 10.11.1 of the Second Amended and
                     ----------    ---------------
Restated Credit Agreement, dated as of November 30, 2000 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Vintage Petroleum, Inc., a Delaware
              ----------------
corporation (the "Borrower"), the various financial institutions (the "Lenders")
                  --------                                             -------
as are, or shall from time to time become, parties thereto, and Bank of Montreal, as agent (the "Agent") for the Lenders. Unless otherwise defined
                         -----
herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         This Agreement is delivered to you pursuant to clause (d) of Section
                                                        ----------    -------
10.11.1 of the Credit Agreement and also constitutes notice to each of you,
-------
pursuant to clause (c) of Section 10.11.1 of the Credit Agreement, of the
            ----------    ---------------
assignment and delegation to _______________ (the "Assignee") of ___% of the
                                                   --------
Loans and Commitments of _____________ (the "Assignor") outstanding under the
                                             --------
Credit Agreement on the date hereof. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement are set forth opposite such Person's name on the signature pages hereof.

         [Add paragraph dealing with accrued interest and fees with respect to Loans and participations in Letters of Credit being assigned.]

         The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Loans and in participating in Letters of Credit under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by the Agent.

                                  Exhibit D-1

         Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Agent

                  (a)   the Assignee

                        (i) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

                        (ii) agrees to be bound by the terms and conditions
                  set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

                  (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

         The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Agent the processing fee referred to in Section
                                                                   -------
10.11.1 of the Credit Agreement upon the delivery hereof.
-------

         The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments and requests the Agent to acknowledge receipt of this document:

                  (A)      Address for Notices:

                                    Institution Name:

                                    Attention:

                                    Domestic Office:

                                    Telephone:

                                    Facsimile:

                                    LIBOR Office:

                                    Telephone:

                                    Facsimile:

                  (B)      Payment Instructions:

         The Assignee agrees to furnish the tax form required by the last sentence of Section 4.6 (if so required) of the Credit Agreement no later than
            -----------
the date of acceptance hereof by the Agent.

                                  Exhibit D-2

         This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Adjusted Percentage                                       [ASSIGNOR]
-------------------

Revolving Loan
  Commitment

     and

Revolving Loans:             __%

Letter of Credit

  participations:            __%

                                              By:____________________________
                                                 Title:

Percentage                                                [ASSIGNEE]
----------

Revolving Loan
  Commitment

     and

Revolving Loans:             __%

Letter of Credit
  participations:            __%

                                              By:____________________________
                                                 Title:

Accepted and Acknowledged
this __ day of _______, 200_

BANK OF MONTREAL,
  as Agent

By:________________________
   Title:

VINTAGE PETROLEUM, INC.,
  as Borrower

By:________________________
   Title:

[add signature blocks for each Issuer]

                                  Exhibit D-3

                                                                       EXHIBIT G

                           FORM OF ISSUANCE REQUEST


                               Issuance Request
                               ----------------


Bank of Montreal
115 S. LaSalle Street
Chicago, IL 60603

Attention:___________________________________________________

           Re:    Vintage Petroleum, Inc.

Gentlemen and Ladies:

           This Issuance Request is delivered to you pursuant to Section 2.8.1 of the Second Amended and Restated Credit Agreement, dated as of November 30, 2000 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Vintage Petroleum,
                                   ----------------
Inc., a Delaware corporation (the "Borrower"), the various financial
                                   --------
institutions as are, or may from time to time become, parties thereto (collectively, the "Lenders"), and Bank of Montreal, acting through certain of
                    -------
its U.S. branches or agencies ("BMO") as agent (in such capacity, together with
                                ---
any successor(s) thereto in such capacity, the "Agent") for the Lenders. Terms
                                                -----
used herein have the meanings provided in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

           The Borrower hereby requests that __________________________ as the Issuer issue a Letter of Credit on [Date] in the aggregate initial face amount of ________ [and in the form attached hereto]./*//
                                               -

           The beneficiary of the requested Letter of Credit will be _________________________, and such Letter of Credit will be in support of the [Provide Description] and will have a stated expiry date of [Date]. [The following documents will be required upon presentation: [Provide Description ]

           Attached hereto is an executed copy of an [Application for Letter of Credit].

           The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of
                                                              -------------
the Credit Agreement, each of the delivery of this Issuance Request and the issuance of the Letter of Credit requested hereby constitutes a representation and warranty by the Borrower that, on the date of

--------
/*// Include where the Borrower is providing the form of Letter of Credit
 -
requested to be issued.

                                  Exhibit G-1
such Borrowing, and before and after giving effect thereto, all statements set forth in Section 5.2.1 are true and correct in all material respects.
         -------------

           IN WITNESS WHEREOF, the Borrower has caused this Issuance Request to be executed and delivered by its duly Authorized Officer this day of , 200_.

                                               VINTAGE PETROLEUM, INC.



                                               By____________________________

                                               Title:


                                  Exhibit G-2

                                                                       EXHIBIT I

Bank of Montreal
Houston Agency
700 Louisiana Street
4400 Bank of America Center
Houston, Texas 77002
Telecopier: (713) 223-4007

Date:________________________________


                         Notice of Commitment Increase

         Reference is made to the Second Amended and Restated Credit Agreement, dated as of November 30, 2000, among Vintage Petroleum, Inc., a Delaware corporation, (the "Borrower"), certain financial institutions and the Bank of
                   --------
Montreal (the "Agent") (as amended, modified and supplemented to the date
               -----
hereof, the "Agreement"). Capitalized terms used herein but not otherwise
             ---------
defined have the meanings assigned to them in the Agreement. The undersigned hereby gives notice pursuant to Section 2.1.6 of the Agreement of its intent to increase the Commitment Amount by the amount of $______ , effective __________ (the "Commitment Increase Effective Date"). The existing Lenders agreeing to increase their Commitments and the assignees agreeing to become New Lenders to effect such requested increase are identified below.

         From and after the Commitment Increase Effective Date, the respective Commitments of the existing Lenders agreeing to increase their Commitments and the New Lenders will be as set forth below:

Existing Lenders:               Share of Maximum              Percentage
                                   Commitment
                                     Amount

____________________               $_________                   _______

____________________               $_________                   _______

____________________               $_________                   _______

____________________               $_________                   _______

____________________               $_________                   _______

____________________               $_________                   _______


                                  Exhibit I-1

New Lenders:                   Share of Maximum            Percentage
                                   Commitment
                                     Amount

___________________             $_____________             __________

___________________             $_____________             __________

___________________             $_____________             __________

___________________             $_____________             __________

___________________             $_____________             __________

___________________             $_____________             __________

___________________             $_____________             __________



         The undersigned Authorized Officer represents and warrants that (a) the increase requested hereby complies with the requirements of Section 2.1.6 of the Agreement and (b) except [as set forth on Annex A hereto, and]/*// to the extent
                                                               -
the undersigned gives notice to the Agent to the contrary prior to 5:00 p.m., (U.S. central time) on the Business Day before the Commitment Increase Effective Date, no Default or Event of Default exists as of the date hereof and no Default will exist on the Commitment Increase Effective Date.

                                                ___________________________



                                                By:_________________________
                                                Name:
                                                Title:

--------
/*//     If the representation and warranty in clause (b) would be incorrect,
 -
         include the material in the brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

                                  Exhibit I-2